Exhibit 10.9

Execution Version

CONFIDENTIAL TREATMENT
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WARRANT AGREEMENT
by and among
PROSPER MARKETPLACE, INC.,
PF WARRANTCO HOLDINGS, LP
and
for certain limited purposes,
NEW RESIDENTIAL INVESTMENT CORP.

Dated as of February 27, 2017

CONFIDENTIAL TREATMENT
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WARRANT AGREEMENT
THIS WARRANT AGREEMENT (this “Agreement”), dated as of February 27, 2017, is made by and among Prosper Marketplace, Inc., a Delaware corporation (the “Company”), PF WarrantCo Holdings, LP, a Delaware limited partnership (the “Warrant Holder”), and solely with respect to its rights, and the performance of its obligations, set forth in [***] hereof, New Residential Investment Corp., a Delaware corporation (“NRZ”).
WITNESSETH:
WHEREAS, on the date hereof, the Company is issuing and delivering warrant certificate(s) in the form of Exhibit A hereto (the “Warrant Certificates”) evidencing warrants (“Warrants”) to purchase up to one hundred seventy seven million seven hundred twenty thousand seven hundred and six (177,720,706) shares of Series F Preferred Stock (such number of shares, as may hereinafter be adjusted from time to time pursuant to a Recapitalization (as defined in the Certificate of Incorporation)), par value $0.01 per share (“Series F Preferred Stock”), of the Company, subject to adjustment as provided herein;
WHEREAS, contemporaneously with the signing of this Agreement, Prosper Funding LLC, a Delaware limited liability company (“Prosper Funding”), and PF LoanCo Funding LLC, as beneficiary (“Beneficiary”) and PF LoanCo Trust (“Purchaser”) have entered into that certain Loan Purchase Agreement, dated as of the date hereof (as amended from time to time, the “Loan Purchase Agreement”);
WHEREAS, contemporaneously with the signing of this Agreement, Prosper Funding, Beneficiary and Purchaser have entered into that certain Servicing Agreement, dated as of the date hereof (as amended from time to time, the “Servicing Agreement”); and
WHEREAS, contemporaneously with the signing of this Agreement, Purchaser has also become a party and is subject (as applicable) to the Stockholder Documents (as defined below).
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements of the parties hereto herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Warrant Holder each hereby agree as follows:
ARTICLE I
Definitions
As used in this Agreement, the following terms shall have the following meanings:
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“Acceleration Event” means a Liquidation Event pursuant to Section 9.7(a), or an LPA Warrant Acceleration Event or [***] pursuant to Section 9.7(b), in each case that triggers acceleration of the exercisability of the Warrants pursuant to the terms thereof.
“Accredited Investor” has the meaning set forth in Section 7.2.
“Acquisition Agreement” has the meaning set forth in clause (f) of the definition of “Material Contract”.
“Actual Knowledge of the Company” means the actual (but not constructive or imputed) knowledge of any individual employed by the Company listed on Annex A of this Agreement.
“Additional Available Warrants” has the meaning set forth in Section 2.2(b).
“Additional Available Total Series F Warrants” has the meaning set forth in Section 2.2(b).

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“Additional Exercisable Warrants” has the meaning set forth in Section 9.5(a).
“Additional Total Series F Warrant Shares” has the meaning set forth in Section 2.2(b).
“Additional Warrant Exercisability Period” has the meaning set forth in Section 9.4.
“Additional Warrant Exercisability Period Closing Date” has the meaning set forth in Section 9.4.
“Additional Warrants” has the meaning set forth in Section 2.2(b).
“Adjustment Statement” has the meaning set forth in Section 4.2.
“Affiliate” means when used with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. As used in this definition of Affiliate, the term “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through ownership of such Person's voting securities, by contract or otherwise, and the terms “affiliated”, “controlling” and “controlled” have correlative meanings..
“Agreement” has the meaning set forth in the preamble to this Agreement.
“AML Laws” has the meaning set forth in Section 7.1(o)(iii).
“Automatic Exercise Event” has the meaning set forth in Section 3.5.
“Beneficiary” has the meaning set forth in the recitals to this Agreement.
“Board” means the board of directors of the Company.
“Business Day” means any day that is not a day on which banking institutions are authorized or required to be closed in the State of New York, the State of California or the State of Utah.
“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended and in effect as of the date hereof and as further amended from time to time after the date hereof.
“Code” means the Internal Revenue Code of 1986, as amended.
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“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company.
“Company” has the meaning set forth in the preamble to this Agreement, and its successors and assigns.
“Company Competitor” means each Person listed on Annex B hereto.
“Company Schedule of Exceptions” means the exceptions to the representations and warranties of the Company made in Article VII of this Agreement.

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“Company SEC Reports” means all forms, reports, statements, schedules and other documents filed by the Company or Prosper Funding with the SEC since [***].
“Cure [***]% Test” has the meaning set forth in Section 9.2.
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“Deemed Presented” means any amount of Eligible Loans deemed presented by Prosper Funding pursuant to Section [***] of the Loan Purchase Agreement during any [***]. For the avoidance of doubt, any Eligible Loans deemed presented by Purchaser for purposes of Section [***] of the Loan Purchase Agreement shall be deemed presented for purposes of (a) calculating the Minimum Monthly Purchase Test and the Term Monthly Minimum Shortfall Amount and (b) the exercisability of warrants, in each case pursuant to Section 9.2, Section 9.3 and Section 9.4 hereof.
“Deemed Purchased” means any amount of Eligible Loans (a) with respect to which Prosper Funding [***] or (b) deemed purchased by Purchaser pursuant to Section 2.9(e) of the Loan Purchase Agreement during any [***]. For the avoidance of doubt, any Eligible Loans deemed purchased by Purchaser for purposes of Section [***] of the Loan Purchase Agreement shall be deemed purchased for purposes of (i) calculating the Maximum Monthly Purchase Amount, the Minimum Monthly Purchase Amount, the Minimum Monthly Purchase Test and the Term Monthly Minimum Shortfall Amount and (ii) the exercisability of warrants, in each case pursuant to Section 9.2, Section 9.3 and Section 9.4 hereof.
“Eligible Loans” has the meaning set forth in the Loan Purchase Agreement; provided, that, for the purposes of exercisability of the Warrants, in the event the Purchaser purchases a Loan despite the Loan not constituting an Eligible Loan, such Warrants shall nevertheless, solely for the purposes of exercisability of the Warrants pursuant to Section 9.2, Section 9.3 and Section 9.4, as applicable, be considered Eligible Loans.
“End-Of-Term True-Up Date” has the meaning set forth in Section 9.3.
“End-Of-Term True-Up Exercisable Warrants” has the meaning set forth in Section 9.5(a).
“Exercisability Adjustment Report” has the meaning set forth in Section 9.5(b).
“Exercise Price” has the meaning set forth in Section 3.1.
“Expiration Date” has the meaning set forth in Section 3.3.
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“GAAP” means generally accepted accounting principles in effect in the United States of America as of the date hereof as consistently applied by the Company.
“Governmental Entity” means any court, administrative agency, tribunal, department, bureau or commission or other governmental authority or instrumentality, domestic or foreign, federal, state or local.
“Holders” means the Warrant Holder and any assignee or transferee of the Warrant Holder pursuant to, and in accordance with, this Agreement, and any Person that holds Underlying Securities acquired through the exercise of Warrants or the conversion of Series F Preferred Stock and, in each case, any assignee or transferee of such Persons pursuant to, and in accordance with, this Agreement.

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“including” means “including, without limitation”.
“Indebtedness” means (a) indebtedness for borrowed money or indebtedness issued in substitution or exchange for borrowed money or for the deferred purchase price or consideration in respect of property or services; (b) indebtedness or other obligations evidenced by notes, bonds, debentures, letters of credit or similar instruments (including any debt security); (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices or instruments under which payments are obligated to be made, whether periodically or upon the happening of a contingency; or (d) obligations under a lease agreement that would be capitalized pursuant to GAAP (excluding, for the avoidance of doubt, in the case of each of (a) through (d) of this definition any ordinary course trade payables of, or borrower payment dependent notes or any other similar asset-backed debt instruments issued by, the Company or its Subsidiaries).
“Initial [***]% Test” has the meaning set forth in Section 9.2.
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“Key Employee” has the meaning set forth in clause (a) of the definition of “Related Party”.
“Knowledge of the Company” means the actual (but not constructive or imputed) knowledge, after due inquiry, of any individual employed by the Company listed on Annex A of this Agreement. “Due inquiry” for purposes of this definition shall mean the reasonable due and diligent inquiry of (a) all relevant employees, consultants and advisors of the Company and its Subsidiaries that such individual listed on Annex A of this Agreement should reasonably believe would have actual knowledge of the matters represented and (b) all relevant books and records of the Company and its Subsidiaries that such individual on Annex A of this Agreement should reasonably believe would contain information regarding the matters represented.
“Liquidation Event” has the meaning set forth in Section 3(d) of the Amended and Restated Certificate of Incorporation of the Company.
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“Loan Purchase Agreement” has the meaning set forth in the recitals to this Agreement.
“Loan Purchase Obligation” means an amount equal to $[***].
“LPA Warrant Acceleration Event” means each of the termination events under the Loan Purchase Agreement set forth in Annex C hereof.
“Majority Holders” means the Holders of a majority of the Warrants and Underlying Securities then outstanding.
“Material Contract” means each of the following contracts, commitments, arrangements and understandings, whether written or oral, to which the Company or any of its Subsidiaries is a party or is otherwise bound, or by which the assets or properties of the Company or any of its Subsidiaries are bound:
(a)    any WebBank Agreement;
(b)    any loan purchase agreement, loan servicing agreement, backup servicing agreement or agreement related to the securitization of loans;
(c)    any mortgage, indenture, note or installment obligation, or other instrument for or relating to outstanding Indebtedness of the Company or its Subsidiaries, or any guarantee by the Company or its Subsidiaries of any of the foregoing;

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(d)    any agreement for the sale or lease (as lessor) of any of its material assets;
(e)    any agreement for the purchase or lease (as lessee) of any material assets;
(f)    any agreement that effected a prior acquisition, or sale, of the business, a material portion of the assets, or the stock of another company pursuant to which the Company or any of Subsidiaries has any outstanding obligation, whether currently or in the future, to make payments, contingent or otherwise (each, an “Acquisition Agreement”);
(g)    any agreement imposing on the Company or any of its Subsidiaries any non-competition or exclusive dealing obligations;
(h)    any agreement with respect to the purchase, sale or servicing of loans that includes a “most favored nation”, “meet or release”, “right of first refusal”, “right of first offer” “or similar arrangements, including any agreement with a counterparty that gives such counterparty the right to enter into a loan purchase agreement on the same or similar terms as the terms set forth in the Loan Purchase Agreement, or the right to otherwise benefit from or receive, directly or indirectly, any of the terms of the Loan Purchase Agreement (any such agreement, an “MFN Agreement”);
(i)    any agreement for the employment of any Key Employee;
(j)    any agreement concerning a partnership, joint venture or similar business arrangement with any Person;
(k)    any agreement with a Governmental Entity, other than any consent or settlement orders issued by, or entered into with, a Governmental Entity that cannot be disclosed due to confidentiality restrictions; and
(l)    any agreement which (i) involves annual payment or revenue by or to the Company or any Subsidiary of the Company in excess of $[***] or (ii) is otherwise material to the extent relating to the conduct of the business of the Company and its Subsidiaries.
“Maximum Monthly Purchase Amount” has the meaning set forth in the Loan Purchase Agreement.
“MFN Agreement” has the meaning set forth in clause (h) of the definition of “Material Contract”.
“Minimum Monthly Purchase Amount” has the meaning set forth in the Loan Purchase Agreement.
“Minimum Monthly Purchase Test” has the meaning set forth in Section 9.3.
“Monthly Closing Date” has the meaning set forth in Section 9.2.
“Monthly Exercisable Warrants” has the meaning set forth in Section 9.5(a).
“Monthly Purchase Acceptance” has the meaning set forth in the Loan Purchase Agreement.
“Monthly Purchase Request” has the meaning set forth in the Loan Purchase Agreement.
“Monthly Purchase Amount” has the meaning set forth in the Loan Purchase Agreement.
“Non-Acceleration LPA Termination Event” has the meaning set forth in Section 9.7(a).
“Non-Public Personal Information” means any “non-public personal information” (as such term is defined in the Gramm-Leach-Bliley Act and/or the regulations implementing the provisions of such law and relevant state law)

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and other personally identifiable information relating to existing or prospective borrowers of the Company and its Subsidiaries and their existing or prospective co-signors and guarantors (if applicable).
“Nonqualifying Income” means any amount that is treated as gross income for purposes of Section 856 of the Code and which is not qualifying income that is described in Section 856(c)(3) of the Code.
“Omnibus Agreement” means the Omnibus Agreement dated as of the date hereof by and among Warrant Holder, the Company and Prosper Funding.
“OFAC” has the meaning set forth in Section 7.1(o)(iii).
“Permit” means any, in each case material, permit, approval, consent, authorization, license, variance, or permission required by a Governmental Entity.
“Person” means all natural persons, corporations, limited partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and federal and state governments and agencies or regulatory authorities and political subdivisions thereof, or any other entity.
“Pre-Closing Purchase Credit Amount” means an amount equal to $[***].
“Pre-Closing Purchase Credit Series F Warrant Shares” has the meaning set forth in Section 9.1.
“Proposed Additional Warrant Exercisability Closing Statement” has the meaning set forth in Section 9.5(a).
“Proposed End-Of-Term Closing Statement” has the meaning set forth in Section 9.5(a).
“Proposed Monthly Closing Statement” has the meaning set forth in Section 9.5(a).
“Prosper Funding” has the meaning set forth in the recitals to this Agreement.
“Purchaser” has the meaning set forth in the recitals to this Agreement.
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“Reorganization” has the meaning set forth in Section 4.1(c).
“Related Party” means (a) any of the Company’s or any of its Subsidiaries’ current directors, “C-level” employees or the persons set forth on Annex D hereto (each such director, employee or person, a “Key Employee”), (b) any stockholders of the Company holding 5% or more of the outstanding equity securities of the Company on a fully diluted basis, or (c) any members of the immediate family of any of the Persons set forth in clause (a).
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
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“Series F Preferred Stock” has the meaning set forth in the recitals to this Agreement.

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“Servicing Agreement” has the meaning set forth in the recitals to this Agreement.
“Stockholder Documents” means, collectively, (i) the Certificate of Incorporation, as adopted in connection with the transactions contemplated under this Agreement, and (ii) the Amended and Restated Voting Agreement among the Company and the entities and persons listed on certain exhibits thereto, the Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company and the entities and persons listed on certain exhibits thereto and the Amended and Restated Investor Rights’ Agreement among the Company and the entities and persons listed on certain exhibits thereto, in each case dated as of the date hereof, and as may be amended thereafter from time to time.
“Subsidiary” of any entity means any corporation, limited liability company, partnership or other legal entity of which such entity directly or indirectly owns or controls at least a majority of the outstanding stock or other equity interest having general voting power.
“Taxes”, or “Tax” means (i) any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges, in all cases in the nature of a tax (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company or its Subsidiaries, including, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties, whether disputed or not, (ii) any liability for the payment of any amounts of the type described in (i) as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined or unitary group, and (iii) all liabilities for the payment of any amounts described in (i) or (ii) as a result of being a transferee of or successor to any Person, by contract or otherwise.
“Tax Returns” means returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment, claim for refund or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.
“Term” has the meaning set forth in the Loan Purchase Agreement.
“Term Monthly Minimum Shortfall Amount” has the meaning set forth in Section 9.3.
“Transaction Documents” means this Agreement, the Loan Purchase Agreement, the Servicing Agreement, the Omnibus Agreement, the Stockholder Documents and [***].
“Total Series F Warrant Shares” has the meaning set forth in Section 2.2(a).
“Total Term Series F Warrant Shares” means the (a) Total Series F Warrant Shares, minus (b) the Pre-Closing Purchase Credit Series F Warrant Shares.
“transfer”, “transferred”, “selling”, “sale” and “sold” means any sale, assignment, pledge, transfer, hypothecation or other disposition or encumbrance.
“True-Up Amount” has the meaning set forth in Section 9.3.
“Unaudited Balance Sheet Date” has the meaning set forth in Section 7.1(l)(iii).
“Unaudited Company Balance Sheet” has the meaning set forth in Section 7.1(l)(iii).
“Unaudited Prosper Funding Balance Sheet” has the meaning set forth in Section 7.1(l)(iv).

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“Underlying Securities” means the Series F Preferred Stock issuable upon the exercise of the Warrants, and the Common Stock issuable upon conversion of the Series F Preferred Stock.
“Warrant Agreement” has the meaning set forth in Section 3.6.
“Warrant Certificates” has the meaning set forth in the recitals to this Agreement.
“Warrant Holder” has the meaning set forth in the preamble to this Agreement.
“Warrants” has the meaning set forth in the recitals to this Agreement.
“WebBank Agreements” means (i) the Stand By Purchase Agreement, dated as of July 1, 2016, by and between WebBank and the Company, (ii) the Asset Sale Agreement, dated as of July 1, 2016, by and between WebBank and Prosper Funding, (iii) the Marketing Agreement, dated as of July 1, 2016, by and between WebBank and the Company, (iv) the Asset Servicing Agreement, dated as of July 1, 2016, by and between WebBank and the Company and (v) the Amended and Restated Deposit Control Agreement, dated as of July 28, 2016 by and between WebBank, Prosper Funding and certain other parties name therein, and (vi) each other agreement between (A) the Company or its Subsidiaries, on the one hand, and (B) WebBank, on the other hand, in the case of each of clauses (i) through (vi), as amended through the date of this Agreement.
ARTICLE II
Original Issue of Warrants
SECTION 2.1.    Form of Warrant Certificates. Each Warrant Certificate shall be substantially in the form attached hereto as Exhibit A and shall be dated the date on which such Warrant Certificate is signed by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as provided in Section 3.6 or as may be required to comply with any applicable law, including applicable state or federal securities laws, or with any applicable rule or regulation pursuant thereto.
SECTION 2.2.    Execution and Delivery of Warrant Certificates.
(a)    Simultaneously with the execution of this Agreement, the Company shall execute and deliver to the Warrant Holder (i) Warrant Certificate No. 1 evidencing the Warrant to purchase the Pre-Closing Purchase Credit Series F Warrant Shares and (ii) Warrant Certificate No. 2 evidencing Warrants to collectively purchase an aggregate of up to 151,032,134 shares of Series F Preferred Stock (together, the “Total Series F Warrant Shares”).
(b)    Simultaneously with the execution of this Agreement, the Company shall execute and deliver to the Warrant Holder Warrant Certificate No. 3 evidencing Warrants (the “Additional Warrants”) to collectively purchase an aggregate of up to 16,858,078 shares of Series F Preferred Stock (the “Additional Total Series F Warrant Shares”). In the event that a [***] occurs during the [***], in connection with each such occurrence, an amount of Additional Warrants shall become “Additional Available Warrants” (effective as of the date that such [***] shall become determinable, it being understood that the Company shall notify Warrant Holder of the amount of such [***] within [***] Business Days after each such date on which such [***] shall become determinable) in an amount equal to (i) the Additional Total Series F Warrant Shares, multiplied by (ii) a fraction, (A) the numerator of which shall equal the excess of $[***] over the amount of loans purchased or deemed purchased by the [***] (if any) for such calendar month with respect to such [***] during the [***], and (B) the denominator of which shall equal $[***] (the aggregate amount of shares underlying the Additional Available Warrants, the “Additional Available Total Series F Warrant Shares”); provided, that, for the avoidance of doubt, in the event of any Acceleration Event or Automatic Exercise Event during the [***], any Additional Warrants for any [***] occurring during any preceding calendar month ended prior to that date of such Acceleration Event or Automatic Exercise Event (that have not otherwise earlier become Additional Available Warrants) shall be deemed Additional Available Warrants on the date immediately prior to such Acceleration Event or Automatic Exercise Event. In the event that any Acceleration Event occurs or is consummated, as applicable, during any calendar month during the [***], no Additional Warrants shall become Additional Available Warrants with respect to any [***] occurring during such applicable calendar month. For the avoidance of doubt, for

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purposes of this Agreement (including this Section 2.2(b) and Section 9.4), in no event shall there be more than [***] in aggregate during the [***], and the aggregate amount of the initial principal balance of loans with respect all such [***] failures shall not exceed $[***].
(c)    From time to time, the Company shall sign and deliver Warrant Certificates in required denominations to Persons entitled thereto in connection with any transfer or exchange of Warrants as provided in Section 8.1. The Warrant Certificates shall be executed on behalf of the Company by any of its duly authorized officers for the purposes thereof. In case any officer of the Company whose signature shall have been placed upon any Warrant Certificate shall cease to be such officer of the Company before issue and delivery thereof, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such Person had not ceased to be such officer of the Company.
ARTICLE III
Exercise Price; Exercise of Warrants and Expiration of Warrants
SECTION 3.1.    Exercise Price. Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase, except as provided in Article IV hereof, such number of shares of Series F Preferred Stock represented thereby at an exercise price per share of Series F Preferred Stock of $0.01 (the “Exercise Price”), subject to all adjustments made on or prior to the date of exercise thereof as provided in this Agreement.
SECTION 3.2.    Exercise of Warrants. Any Warrants that have become exercisable in accordance with Article IX shall be exercisable, in whole or in part, from time to time on any Business Day in the manner provided for herein. The rights of the Holders hereunder shall survive the exercise of any Warrants.
SECTION 3.3.    Expiration of Warrants. Any unexercised Warrants (to the extent not otherwise earlier forfeited pursuant to the terms hereof) shall finally and irrevocably expire on the tenth anniversary of the date hereof (the “Expiration Date”) and the rights of the Holders of such Warrants to purchase shares of Series F Preferred Stock shall finally and irrevocably terminate as of 5:00 p.m. Eastern Time on the Expiration Date.
SECTION 3.4.    Method of Exercise; Payment of Exercise Price.
(a)    In order to exercise a Warrant, the Holder thereof must (i) surrender the Warrant Certificate evidencing such Warrant to the Company, with the form on the reverse of or attached to the Warrant Certificate duly executed, and (ii) pay in full the Exercise Price then in effect for the shares of Series F Preferred Stock as to which a Warrant Certificate is submitted for exercise in the manner provided in Section 3.4(b).
(b)    The Holder of the applicable Warrant shall, within three (3) Business Days of the exercise of a Warrant, pay the Exercise Price in full to the Company. Such payment shall be made in cash, by bank wire transfer in immediately available funds to an account designated by the Company in advance thereof.
(c)    If fewer than all of the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and representing the number of Warrants that were not exercised shall promptly be executed and delivered to the Person or Persons as may be directed in writing by the Holder (subject to the terms hereof), and the Company shall register the new Warrant in the name of such Person or Persons.
(d)    Upon surrender of a Warrant Certificate in accordance with the foregoing provisions, the Company shall promptly issue the Underlying Securities, in book-entry form, to the Holder of such Warrant Certificate, and shall, upon the request of such Holder, deliver evidence of ownership to such Holder. Upon payment of the Exercise Price therefor, such Holder shall be deemed to own and have all of the rights associated with the Underlying Securities.
SECTION 3.5.    Automatic Exercise. Subject to the last sentence of this Section 3.5, unless written notice is otherwise provided by a Holder to the Company prior to (a) the date of consummation of any acceleration of Warrants

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pursuant to Section 9.7 at any time during the Term or (b) the Expiration Date, all exercisable Warrants (together, each an “Automatic Exercise Event”) shall automatically be exercised immediately prior to the occurrence of such acceleration event or the Expiration Date (as the case may be) without any further action on the part of the Holders (other than payment of the Exercise Price pursuant to Section 3.4(b)) as if such Warrants had been exercised by the Holders pursuant to Section 3.4 hereof. The Company shall take all actions and execute and deliver all documents reasonably necessary to effect the foregoing, and the Holders shall be entitled to receive, subject to compliance with Section 3.4(b) hereof, shares of Series F Preferred Stock as if the Holders had exercised the exercisable Warrants pursuant to Section 3.4 hereof as of such time. [***]
SECTION 3.6.    Legend. Subject to Section 10.2, each Warrant Certificate shall bear the following legend:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN WARRANT AGREEMENT OF THE ISSUER, DATED AS OF FEBRUARY 27, 2017, AND THE STOCKHOLDER DOCUMENTS (AS DEFINED IN SUCH WARRANT AGREEMENT), IN EACH CASE AS AMENDED FROM TIME TO TIME, INCLUDING RESTRICTIONS ON TRANSFERABILITY, RESALE AND LOCK UP PERIOD IN THE EVENT OF AN INITIAL PUBLIC OFFERING. COPIES OF SUCH DOCUMENTS ARE AVAILABLE UPON A REQUEST DELIVERED TO PROSPER MARKETPLACE, INC.
ARTICLE IV
Adjustments
SECTION 4.1.    In order to prevent dilution of the Warrants granted hereunder, to the extent specified below, the Exercise Price and the amount of Underlying Securities shall be subject to adjustment from time to time in accordance with this Article IV (in each case, after taking into consideration any prior adjustments pursuant to this Article IV).
(a)    Adjustments for Split, Subdivision or Combination of Shares. If the Company at any time while a Warrant remains outstanding and unexpired shall split or subdivide the Series F Preferred Stock into a different number of securities of the same class, the number of shares of Series F Preferred Stock issuable upon exercise of the Warrants immediately prior to such split or subdivision shall be proportionately increased. If the Company at any time while a Warrant remains outstanding and unexpired shall combine the Series F Preferred Stock into a different number of securities of the same class, the number of shares of Series F Preferred Stock issuable upon exercise of the Warrants immediately prior to such combination shall be proportionately decreased.
(b)    Adjustments for Dividends in Shares or Other Securities. If while a Warrant remains outstanding and unexpired, the holders of the Series F Preferred Stock shall have become entitled to receive, without payment therefor, other or additional stock or other securities of the Company by way of dividend, then and in each case, the Warrants shall represent the right to acquire, in addition to the number of shares of Series F Preferred Stock receivable upon exercise of the Warrants, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of the Company that such holder would hold on the date of such exercise had it been the holder of record of the Series F Preferred Stock receivable upon exercise of the Warrants on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such stock or securities and/or all other additional stock or securities available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Article IV.

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(c)    Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation, or merger involving the Company, or any sale of all or substantially all of the assets or equity securities of the Company, in which any shares of Series F Preferred Stock are converted into or exchanged for securities, cash or other property (collectively, other than a transaction covered by Section 4.1(a), a “Reorganization”), then, following such Reorganization, each Holder of a Warrant Certificate shall receive upon exercise of the Warrants held thereby the kind and amount of securities, cash or other property which such Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate and equitable adjustment (as mutually determined by the Majority Holders and the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holders, to the end that the provisions set forth in this Article IV shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of the Warrants.
(d)    Further Adjustments. In case at any time or from time to time the Company shall take any action that disproportionately impairs the value of the Warrants as compared to the value of the Underlying Securities or any other equity security of the Company, other than an action described in this Section 4.1, then, the Series F Preferred Stock shall be adjusted in such a manner and at such time as shall be appropriate and equitable in the circumstances.
SECTION 4.2.    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Underlying Securities pursuant to Section 4.1, the Company, at its expense, shall, as promptly as reasonably practicable thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holders a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property to be received upon the exercise of the Warrants) and showing in reasonable detail the facts upon which such adjustment or readjustment is based, and the Exercise Price that will then be effective (the “Adjustment Statement”).
SECTION 4.3.    Notices of Record Date, etc. In the event that:
(a)    the Company shall declare any cash dividend on any of its equity securities, or
(b)    the Company shall declare any dividend upon its Series F Preferred Stock payable in additional equity securities or make any special dividend or other distribution to the holders of shares of Series F Preferred Stock, or
(c)    there shall be any Reorganization or other action described in Section 4.1(a), or
(d)    there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company or Prosper Funding;
then, in connection with such event, the Company shall give to the Holders (unless otherwise waived by the written consent of the Majority Holders):
(i)    at least [***]’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights; and
(ii)    in the case of any such Reorganization, action described in Section 4.1(a), dissolution, liquidation or winding up, at least [***]’ prior written notice of the date when the same shall be consummated.
Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of equity securities shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of equity securities shall be

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entitled to exchange their equity securities for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given in accordance with Section 10.3 hereof.
SECTION 4.4.    No Dilution Or Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, enter into any contract to, or through reorganization, consolidation, merger, dissolution, sale or transfer of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or reasonably appropriate in order that the Company may validly and legally issue fully paid and non-assessable equity securities upon the exercise of the Warrants.
ARTICLE V
Warrant Transfer Books
SECTION 5.1.    Warrant Transfer Books.
(a)    The Company shall keep at its principal place of business a register in which the Company shall provide for the registration of Warrant Certificates and of any exchanges of Warrant Certificates as herein provided.
(b)    At the option of the Holder of a Warrant Certificate, a Warrant Certificate may be transferred or exchanged at such office and upon payment of the charges hereinafter provided. Whenever any Warrant Certificate is so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder making the transfer or exchange is entitled to receive.
(c)    Subject to the requirements of this Section 5.1 and Section 8.1, all Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and any such Holder shall be entitled to the same benefits, and subject to the same obligations, of the Warrant Holder under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.
(d)    Every Warrant Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder thereof or his, her or its attorney duly authorized in writing.
(e)    No service or similar charge shall be owed by a Holder to the Company for any registration of transfer or exchange of Warrant Certificates; provided, however, that any Taxes that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates shall be paid by the applicable Holder making such transfer or exchange of Warrant Certificates (and not for the avoidance of doubt the Company).
(f)    Subject to the requirements of this Section 5.1 and Section 8.1, any Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby.
ARTICLE VI
Warrant Holder
SECTION 6.1.    Right of Action. Other than actions that specifically require the consent of the Majority Holders hereunder (which rights of action may be enforced by the Majority Holders), all rights of action in respect of this Agreement are vested in the Holders, and any Holder, without the consent of any other Holder, may, on such Holder’s own behalf and for such Holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise or

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exchange such Holder’s Warrants in the manner provided in this Agreement or any other obligation of the Company under this Agreement.
ARTICLE VII
Representations and Warranties
SECTION 7.1.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrant Holder (except as (1) set forth in the corresponding section of the Company Schedule of Exceptions (it being agreed that disclosure of any item in any section of the Company Schedule of Exceptions shall be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure, without independent inquiry) or (2) [***]:
(a)    Existence, Power and Ownership. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b)    Authorization. It has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and has by proper requisite corporate action duly authorized the execution and delivery of this Agreement.
(c)    No Conflicts. Except as set forth in Schedule 7.1(c), none of the execution or delivery of this Agreement by the Company, the consummation of the transactions contemplated herein, or the performance of or compliance with the terms and provisions hereof by the Company will: (i) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of the Company or the applicable organizational documents of any of its Subsidiaries; (ii) violate any law, regulation (including Regulation G, T, U or X), order, writ, judgment, injunction, decree or permit applicable to the Company or any of its Subsidiaries; (iii) trigger, implicate or give rise to any right or obligation under any MFN Agreement; (iv) violate or conflict with any terms or provisions of, or cause an event of default or trigger, implicate or give rise to any right or obligation under, any agreement, instrument or contract to which the Company or any of its Subsidiaries is a party; or (v) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to its or its Subsidiaries’ properties or assets; except, in the case of clauses (ii), (iv) or (v), any such conflicts, violations, breaches, defaults or other occurrences that, individually or in the aggregate, would neither (A) be reasonably likely to materially and adversely affect the Company and its Subsidiaries nor (B) prevent, materially delay or materially impede the ability of the Company to consummate the transactions contemplated herein, or perform or comply with the terms and provisions hereof).
(d)    Consents. Except as set forth in Schedule 7.1(d), no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Entity or other Person (or group of Persons) is required in connection with the execution, delivery or performance of this Agreement or the Warrants, except for such consents, approvals, authorizations or orders the failure of which to make or obtain, would neither (A) individually or in the aggregate, be reasonably likely to materially and adversely affect the Company or its Subsidiaries nor (B) prevent, materially delay or materially impede the ability of the Company to consummate the transactions contemplated herein, or perform or comply with the terms and provisions hereof.
(e)    Enforceable Obligations. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Warrant Holder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general applicability relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and to general equity principles.
(f)    Capitalization. After giving effect to the transactions contemplated hereby and by the Related Transaction Agreements, the Company’s issued and outstanding securities are as set forth on Schedule 7.1(f) hereto. Other than as set forth in Schedule 7.1(f), as provided in the Related Transaction Agreements or pursuant to this Agreement, the Stockholder Documents or the Loan Purchase Agreement, there are no preemptive rights or other outstanding rights, options, warrants, conversion rights or agreements or commitments of any character relating to the Company’s equity securities, and the Company has not issued any debt securities, other securities, rights or obligations

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that are currently outstanding and convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire, equity securities of the Company.
(g)    Issuance of Shares. The shares of Series F Preferred Stock issuable in exchange for the Warrants, when issued pursuant to the exercise of the Warrants and upon delivery of the Exercise Price therefor, as adjusted pursuant to Article IV, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of restrictions on transfer, other than applicable federal and state securities law or as set forth in this Agreement, the Stockholder Documents or the Loan Purchase Agreement. The shares of Common Stock issuable upon conversion of such shares of Series F Preferred Stock, when issued pursuant to the terms of such Series F Preferred Stock, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of restrictions on transfer, other than applicable federal and state securities laws or as set forth in this Agreement, the Stockholder Documents or the Loan Purchase Agreement.
(h)    Subsidiaries. Other than as set forth on Schedule 7.1(h) hereto, the Company does not have any Subsidiaries. Except as set forth in the immediately preceding sentence, neither the Company nor any of its Subsidiaries, directly or indirectly, owns any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, at any time, any equity or similar interest in any Person. There are no outstanding preemptive rights or other outstanding rights, options, warrants, conversion rights or agreements or commitments of any character relating to the equity interests of any of the Company’s Subsidiaries, and none of the Company’s Subsidiaries have issued any debt securities, other securities, rights or obligations that are currently outstanding and convertible into or exchangeable for, or giving any Person a right to subscribe for or acquire, equity securities of any such Subsidiaries.
(i)    No Registration Requirement. None of the Company, any of its Subsidiaries nor any of their respective Affiliates has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or would be integrated with the issuance of the Warrants or any Underlying Securities in a manner that would require the registration under the Securities Act of the Warrants or any Underlying Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Warrants or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Holders in Section 7.2 hereof, it is not necessary in connection with the offer, sale and delivery of the Warrants or any Underlying Securities to the Warrant Holder in the manner contemplated herein to register any of the Warrants or any Underlying Securities under the Securities Act.
(j)    Affiliate Interests and Transactions. Other than as set forth on Schedule 7.1(j) hereto, (i) no Related Party is a party to any contract with the Company or any of its Subsidiaries with any outstanding obligations of either such party (other than employment related Contracts or Contracts delivered to the Warrant Holder that are related to the Company’s issued and outstanding securities), (ii) since [***], no Related Party has been a party to any transaction with the Company or any of its Subsidiaries (other than employment related Contracts or Contracts related to the Company’s issued and outstanding securities) and (iii) no Related Party has any interest in any property or assets used by the Company or any of its Subsidiaries with a value in excess of $[***].
(k)    Indebtedness. Other than as set forth on Schedule 7.1(k) hereto, neither the Company nor any Subsidiary of the Company has outstanding, or has the right to incur under any existing Contract, any Indebtedness.
(l)    Financial Statements.
(i)    The audited consolidated balance sheet of the Company as of December 31, 2015, and related consolidated statement of operations, statement of other comprehensive income (loss), statement of convertible preferred stock and stockholders’ deficit and statement of cash flows for the year ended December 31, 2015 and the notes thereto, (A) were prepared in accordance with GAAP, (B) present fairly in all material respects the financial condition and the results of operations of the Company and its Subsidiaries as of the dates and for the periods indicated thereon and (C) were prepared in all material respects in accordance with the books of account and records of the Company and its Subsidiaries.

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(ii)    The audited consolidated balance sheet of Prosper Funding as of December 31, 2015, and related consolidated statement of operations, statement of member’s equity and statement of cash flows for the year ended December 31, 2015 and the notes thereto, (A) were prepared in accordance with GAAP, (B) present fairly in all material respects the financial condition and the results of operations of Prosper Funding and its Subsidiaries as of the dates and for the periods indicated thereon and (C) were prepared in all material respects in accordance with the books of account and records of Prosper Funding and its Subsidiaries.
(iii)    The unaudited consolidated balance sheet of the Company (the “Unaudited Company Balance Sheet”) as of September 30, 2016 (the “Unaudited Balance Sheet Date”), and the related statement of operations, statement of other comprehensive income (loss) and statement of cash flows for the nine-month period ended on the Unaudited Balance Sheet Date, (A) were prepared in accordance with GAAP, (B) present fairly the financial condition and the results of operations of the Company and its Subsidiaries as of the dates and for the periods indicated thereon, subject to normal year-end adjustments, the absence of notes and any other adjustments described therein and (C) were prepared in all material respects in accordance with the books of account and records of the Company and its Subsidiaries.
(iv)    The unaudited consolidated balance sheet of Prosper Funding (the “Unaudited Prosper Funding Balance Sheet”) as of the Unaudited Balance Sheet Date, and the related statement of operations and statement of cash flows for the nine-month period ended on the Unaudited Balance Sheet Date, (A) were prepared in accordance with GAAP, (B) present fairly the financial condition and the results of operations of Prosper Funding and its Subsidiaries as of the dates and for the periods indicated thereon, subject to normal year-end adjustments, the absence of notes and any other adjustments described therein and (C) were prepared in all material respects in accordance with the books of account and records of Prosper Funding and its Subsidiaries.
(m)    Undisclosed Liabilities. Other than as set forth on Schedule 7.1(m) hereto, since the Unaudited Balance Sheet Date, neither the Company nor any of its Subsidiaries has any material liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), except for liabilities or obligations: (i) reflected or reserved for on the Unaudited Company Balance Sheet or the Unaudited Prosper Funding Balance Sheet (including amounts classified as accounts payable and accrued liabilities, or amounts classified as payable to investors or amounts classified as “Notes at Fair Value”, on the Unaudited Company Balance Sheet or the Unaudited Prosper Funding Balance Sheet), (ii) incurred in the ordinary course of business consistent with past practice since the date of the Unaudited Company Balance Sheet or the Unaudited Prosper Funding Balance Sheet, as applicable, to the extent such liabilities or obligations are less than $[***] in the aggregate, (iii) payables to investors primarily representing the obligation of the Company or any of its Subsidiaries to its investors related to cash held in an account for the benefit of such investors and payments-in-process received from borrowers, (iv) employee payroll obligations that are in the ordinary course of business consistent with past practice, (v) direct mail advertising costs incurred in the ordinary course of business consistent with past practice, (vi) incurred in connection with and pursuant to the transactions contemplated by this Agreement or (vii) relating to performance obligations, under contracts in accordance with the terms and conditions thereof which are not required by GAAP to be reflected on the Unaudited Company Balance Sheet or the Unaudited Prosper Funding Balance Sheet.
(n)    Material Adverse Effect. Other than any changes or effects resulting from (i) general economic or financial market conditions that do not have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other businesses that operate in the industries in which the Company and its Subsidiaries operate, (ii) conditions affecting the marketplace lending industry generally or otherwise generally applicable to the industries in which the Company or any of its Subsidiaries operates that do not have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other businesses that operate in the industries in which the Company and its Subsidiaries operate, (iii) the entry into or compliance with this Agreement or the consummation of the transactions contemplated hereby or by the Loan Purchase Agreement or Shareholder Agreements, (iv) any omission to act or action taken by the Warrant Holder or any of its Affiliates or by the Company with the written consent of or at the written request of the Warrant Holder or (v) any national or international political event or occurrence, including acts or war or terrorism, that do not have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other businesses that operate in the industries in which the Company and its Subsidiaries

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operate, since the Unaudited Balance Sheet Date there has not been any material adverse change in, or effect to, the business, results of operations, properties or financial condition of the Company and its Subsidiaries.
(o)    Compliance with Applicable Law.
(i)    General. Except as set forth in Schedule 7.1(o)(i), the Company and each Subsidiary of the Company is in compliance, and since [***] has complied, with all applicable laws, other than any such non-compliance that individually or in the aggregate, would neither (A) be reasonably likely to materially and adversely affect the Company or its Subsidiaries nor (B) prevent, materially delay or materially impede the ability of the Company to consummate the transactions contemplated herein, or perform or comply with the terms and provisions hereof). Except as set forth in Schedule 7.1(o)(i), since [***], neither the Company nor any Subsidiary of the Company has received any written notice of violation of any applicable laws from any state or federal governmental entity.
(ii)    Privacy Laws. Except as set forth in Schedule 7.1(o)(ii), the Company and each Subsidiary of the Company is in compliance, and since [***] has complied, in all material respects, with all applicable privacy laws and all applicable safeguard laws pertaining to Non-Public Personal Information, including: the Right to Financial Privacy Act (12 USC §3401 et seq.); the Financial Services Modernization Act, also known as the Gramm-Leach-Bliley Act (15 USC §6801 et seq.; implementing regulations available at 12 CFR pts. 40, 216, 332, 573 and 16 CFR pt. 313); the federal regulatory agencies' Interagency Guidelines Establishing Standards for Safeguarding Consumer Information (12 CFR pts. 30, 208, 364, 570 and 16 CFR pt. 314); the Electronic Signatures in Global and National Commerce Act (E-Sign Act) (Public Law 106-229); the Electronic Communications Privacy Act (18 USC §2701 et seq.); the Fair Credit Reporting Act (15 USC §1681 et seq.); the Family Education Rights and Privacy Act (20 USC § 1232g); the Privacy Act of 1974 (5 USC §552a); and applicable state laws.
(iii)    OFAC; Anti-Money Laundering. To the Knowledge of the Company, the investment by the Warrant Holder in the Company and the transactions contemplated by this Agreement will not violate any anti-money laundering legislation, rule, or regulation or any regulation, rule, or order administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, in each case applicable to the Company (“OFAC”), including Subtitle B, Chapter V of Title 31 of the U.S. Code of Federal Regulations, in each case as amended from time to time. None of the Company or any of its Subsidiaries appears on the Specially Designated Nationals and Blocked Persons List of the OFAC as of the date of this Agreement. U.S. Persons are not prohibited from transacting business with the Company or any of its Subsidiaries by Executive Order 13224, the USA PATRIOT Act, the Trading with the Enemy Act or the foreign asset control regulations of the United States Treasury Department, in each case as in effect on the date of this Agreement (collectively, the “AML Laws”). None of the Company or any of its Subsidiaries is controlled by any Person (i) that appears on the Specially Designated Nationals and Blocked Persons List of OFAC or (ii) with whom a U.S. Person would be prohibited from engaging in business pursuant to the AML Laws (with ownership of 20% or more of the outstanding voting securities being presumptively a control position). None of the Company’s or any of its Subsidiaries’ principal places of business, or the majority of their respective business operations (measured by revenue), are located in any country in which a U.S. Person is prohibited from engaging in activity pursuant to the AML Laws.
(iv)    Bribery. Since [***], neither the Company nor any of its Subsidiaries nor, to the Actual Knowledge of the Company, any of their respective directors, officers, agents or employees, or, to the Actual Knowledge of the Company, any other Person associated with or acting for or on behalf of the Company or any of its Subsidiaries, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (A) to obtain favorable treatment in securing business, (B) to pay for favorable treatment for business secured, (C) to obtain special concessions for the benefit of the Company or any of its Subsidiaries, or for special concessions already obtained by, or benefiting, the Company or any of its Subsidiaries or (D) in violation of any anti-bribery or anti-corruption laws applicable to such Person.
(p)    Permits. Schedule 7.1(p)(i) hereto sets forth a list of each Permit that is necessary for the operations of the Company and its Subsidiaries as currently conducted. Except as set forth in Schedule 7.1(p)(ii) hereto, each of the Company and its Subsidiaries holds and is in compliance in all material respects with all such

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Permits and no proceeding is pending or, to the Knowledge of the Company, threatened, to revoke or limit any such Permit, except for any such failure to hold or non-compliance that individually or in the aggregate, would neither (A) be reasonably likely to materially and adversely affect the Company and its Subsidiaries nor (B) prevent, materially delay or materially impede the ability of the Company to consummate the transactions contemplated herein, or perform or comply with the terms and provisions hereof).
(q)    Material Contracts. Schedule 7.1(q)(i) hereto sets forth a complete and accurate list of each Material Contract. Each Material Contract is valid, binding and enforceable against the Company or the applicable Subsidiary of the Company, and, to the Knowledge of the Company, the other parties thereto in accordance with its terms, and is enforceable in accordance with its terms (subject to laws of general applicability relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and to general equity principles). Except as set forth in Schedule 7.1(q)(ii), the Company or the applicable Subsidiary of the Company has performed all material obligations required to be performed by it to date under each Material Contract. Except as set forth in Schedule 7.1(q)(ii), neither the Company nor the applicable Subsidiary of the Company nor, to the Knowledge of the Company, any other party thereto is in material breach of or material default under any Material Contract (and no event has occurred which, with due notice or lapse of time or both, would constitute such a material breach or material default). Except as set forth in Schedule 7.1(q)(ii), there are no, and have not been any, written claims of any material breach or material default against the Company or any Subsidiary of the Company under any Material Contract. There are no, and have not been any, written claims by the Company or any Subsidiary of the Company under any Acquisition Agreement against any other party to such Acquisition Agreement.
(r)    Employees. Schedule 7.1(r)(i) hereto lists, for each Key Employee, his or her current annual salary, bonus in calendar year 2015 and bonus or projected bonus, as applicable, in calendar year 2016. Except as set forth in Schedule 7.1(r)(ii), no Key Employee is (i) a party to a contract with the Company or any Subsidiary of the Company that contains a clause restricting or limiting his or her ability to compete with any Person or be employed or engaged in a line of business or in a geographic region or (ii) to the Knowledge of the Company, a party to a contract with any other Person that contains a clause restricting or limiting his or her ability to compete with any Person or be employed or engaged in a line of business or in a geographic region. No Key Employee has given notice, written or verbal, to the Company or any of its Subsidiaries of any intention to terminate his or her employment with the Company or any Subsidiary of the Company. The consummation of the transactions contemplated by this Agreement will not result in any increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any compensation or benefits payable by the Company or any Subsidiary of the Company to or in respect of any Key Employee.

(s)    Litigation. Other than as set forth on Schedule 7.1(s) hereto, there are no material claims, actions, suits, proceedings, disputes or investigations pending or, to the Knowledge of the Company, threatened before any Governmental Entity involving, affecting or relating to any assets, properties or operations of the Company or its Subsidiaries or the transactions contemplated by this Agreement.

(t)    Tax.

(i)    Except as set forth in Schedule 7.1(t)(i), the Company and each Subsidiary of the Company has filed (or joined in the filing of) when due all material Tax Returns required by applicable law to be filed with respect to the Company and each such Subsidiary, and all such Tax Returns were true, correct and complete in all material respects as of the time of such filing.
(ii)    All material Taxes relating to periods ending on or before the date hereof owed by the Company (whether or not shown on any Tax Return) or any Subsidiary of the Company, or for which the Company or any Subsidiary of the Company may be liable under Treasury Regulations § 1.1502-6 (or analogous state or foreign provisions) by virtue of having been a member of any affiliated, consolidated, combined or unitary group at any time on or prior to the date hereof, if required to have been paid, have been paid.

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(iii)    Any liability of the Company or any Subsidiary of the Company for material Taxes not yet due and payable, or which are being contested in good faith, for periods through the date hereof (including the portion of any tax period that begins prior to and ends after the date hereof) are adequately reserved for in the books and records of the Company and its Subsidiaries.
(iv)    Except as set forth in Schedule 7.1(t)(iv), there is no action, suit, proceeding, investigation, audit or claim now pending against, or with respect to, the Company or any Subsidiary of the Company in respect of any material Tax or assessment.
(v)    The Company is treated as a domestic corporation for U.S. federal income tax purposes.
(u)    Brokers. Other than as set forth on Schedule 7.1(u) hereto, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Company and its Subsidiaries without the intervention of any other Person acting on their behalf in such manner as to give rise to any valid claim by any such Person against the Company or any of its Subsidiaries for a finder's fee, brokerage commission or other similar payment.
(v)    No Other Representations. Except for the representations and warranties expressly set forth in this Article VII and the other Transaction Documents, the Company is not making any other express or implied representation or warranty. Without limiting the foregoing, the Warrant Holder acknowledges and agrees that it is not relying on any implied warranties, or any representations other than the representations and warranties of the Company expressly set forth in this Agreement and the Transaction Documents.

SECTION 7.2.    Representations and Warranties of the Warrant Holder. The Warrant Holder hereby represents and warrants that as of the date of this Agreement:
(a)    Existence, Power and Ownership. It is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware.
(b)    Authorization. It has all requisite limited partnership power and authority to enter into this Agreement and to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and has by proper requisite limited partnership action duly authorized the execution and delivery of this Agreement.
(c)    No Conflicts. None of the execution or delivery of this Agreement by the Warrant Holder, the consummation of the transactions contemplated herein, or the performance of or compliance with the terms and provisions hereof by the Warrant Holder will: (i) violate or conflict with any provision of the organizational documents of the Warrant Holder; (ii) violate any law, regulation, order, writ, judgment, injunction, decree or permit applicable to the Warrant Holder; (iii) violate or conflict with any terms or provisions of, or cause an event of default or trigger, implicate or give rise to any right or obligation under, any agreement, instrument or contract to which the Warrant Holder is a party; or (iv) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to its properties or assets; except, in the case of clauses (ii), (iii) or (iv), any such conflicts, violations, breaches, defaults or other occurrences that would not prevent, materially delay or materially impede the ability of the Warrant Holder to consummate the transactions contemplated herein, or perform or comply with the terms and provisions hereof.
(d)    Consents. No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Entity or other Person (or group of Persons) is required in connection with the execution, delivery or performance of this Agreement or the Warrants, except for such consents, approvals, authorizations or orders, the failure of which to make or obtain would not prevent, materially delay or materially impede the ability of the Warrant Holder to perform or comply with its obligations hereunder.
(e)    Enforceable Obligations. This Agreement has been duly executed and delivered by the Warrant Holder and, assuming due authorization, execution and delivery hereof by the Company, constitutes a

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legal, valid and binding obligation of the Warrant Holder, enforceable against the Warrant Holder in accordance with its terms, subject to laws of general applicability relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and to general equity principles.
(f)    Investment Intent. The Warrant Holder acknowledges that (i) neither the issuance nor sale of the Warrants, nor the issuance of the Series F Preferred Stock issuable upon the exercise thereof, have been registered under the Securities Act or under any state securities laws, (ii) the Warrant Holder is acquiring the Warrants and the Series F Preferred Stock issuable upon the exercise thereof pursuant to an exemption from registration under the Securities Act for investment with no present intention to distribute any of the securities to any Person in violation of the Securities Act or any other applicable securities laws and (iii) neither the Warrants nor the Series F Preferred Stock issuable upon the exercise thereof may be sold or otherwise disposed of except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws and the Warrant Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrants or the underlying Series F Preferred Stock, and on requirements relating to the Company which are outside of the Warrant Holder’s control, and which the Company may not be under an obligation and may not be able to satisfy.
(g)    Accredited Investor Status. (i) The Warrant Holder is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act and whose knowledge and experience in financial and business matters are such that the Warrant Holder is capable of evaluating the merits and risks of its investment in the Warrants and the Series F Preferred Stock issuable upon the exercise thereof and (ii) (A) the Warrant Holder’s financial situation is such that it can bear the economic risk of holding the Warrants and the Series F Preferred Stock issuable upon the exercise thereof for an indefinite period of time, and (B) the Warrant Holder can afford to suffer complete loss of its investment in the Warrants or the Series F Preferred Stock issuable upon the exercise thereof.
(h)    No Other Representations. Except for the representations and warranties expressly set forth in this Article VII and the other Transaction Documents (to the extent applicable), the Warrant Holder is not making any other express or implied representation or warranty.
ARTICLE VIII
Covenants
SECTION 8.1.    Transfers. Subject to any restrictions set forth herein (including Section 8,2 below) or in the Stockholder Documents, compliance with applicable laws, including Federal or state securities laws, and any other applicable approvals or consents of any Governmental Entity, the (a) Warrants, (b) Series F Preferred Stock issuable upon exercise of the Warrants and (c) Common Stock issuable upon conversion of the Series F Preferred Stock shall be freely transferable, and, except as otherwise set forth in this Agreement or the Stockholder Documents, neither the Company nor the Board shall have any notice, consent or approval right in connection therewith; provided, that (i) any such transferee of any of the preceding shall have executed and become a party to this Agreement and the Stockholder Documents (other than for avoidance of doubt the Certificate of Incorporation) and (ii) written notice of any such transfer shall be delivered by Warrant Holder and such transferee to the Company promptly.
SECTION 8.2.    Company Competitors. Notwithstanding any other provision of this Agreement, prior to the earlier to occur of (a) a Liquidation Event or (b) any public offering of the securities of the Company, the (i) Warrants, (ii) Series F Preferred Stock issuable upon exercise of the Warrants and (iii) Common Stock issuable upon conversion of the Series F Preferred Stock shall not be transferable by any Holder to any Company Competitor.
ARTICLE IX
Exercisability
SECTION 9.1.    Immediate Exercisability. Without duplication of any Warrants or Additional Warrants that may become exercisable pursuant to Section 9.2, Section 9.3 and Section 9.4, 9,830,494 shares of Series F Preferred Stock (the “Pre-Closing Purchase Credit Series F Warrant Shares”) represented by Warrant Certificate No. 1 issued as of the date hereof shall be fully exercisable as of the date hereof. For the avoidance of doubt, no Loans of any kind

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purchased by Purchaser, any Affiliate of Purchaser or any other third party, in each case prior to the beginning of the Term, shall be counted for purposes of the exercisability of any Warrants or Additional Warrants pursuant to Section 9.2, Section 9.3 or Section 9.4 below.
SECTION 9.2.    Monthly Exercisability.
(a)    Subject to Section 2.8 (Effect of Purchaser’s Payment of Damages) of the Loan Purchase Agreement for all purposes relating to the exercisability of Warrants hereunder and without duplication of the Warrants issued pursuant to Section 2.2(a)(i) for the Pre-Closing Purchase Credit Series F Warrant Shares or any Additional Warrants that may become exercisable during the Additional Warrant Exercisability Period with respect to a [***] (which shall be solely governed by the exercisability terms of Section 9.4 below), an amount of Warrants will become irrevocably exercisable (on a pro rata basis in proportion to the amount of Warrants held by each Holder) on a calendar monthly basis during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period), with a portion of the Warrants becoming irrevocably exercisable as of the last calendar day of each such calendar month during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period) (or, if there is an applicable [***] in respect of such calendar month during the Term, at the end of such applicable [***](such date, the “Monthly Closing Date”)), which amount shall equal the Total Term Series F Warrant Shares, multiplied by a fraction (which shall not exceed an amount equal to one), the numerator of which is the greater of (a) the sum of (i) the greater of (A) the initial principal amount of Eligible Loans purchased or if applicable Deemed Purchased by Purchaser in such calendar month (including any Eligible Loans purchased pursuant to [***] occurring during such calendar month in accordance with and subject to Section [***] and Section [***] of the Loan Purchase Agreement) and (B) if Prosper Funding shall have failed to present to Purchaser in such calendar month (excluding the [***] thereof) an initial principal amount of Eligible Loans equal to at least [***]% of the Monthly Purchase Amount, [***]% of the Monthly Purchase Amount for such calendar month (provided that this Section 9.2(a)(i)(B) shall only be applicable to the extent that (1) Purchaser purchased all Eligible Loans presented to it by Prosper Funding for purchase in such calendar month (the test set forth in this Section 9.2(a)(i)(B), the “Initial [***]% Test”) and (2) the Cure [***]% Test is not also otherwise applicable) and (ii) the greater of (A) the initial principal amount of Eligible Loans purchased by Purchaser pursuant to the [***] applicable to the [***], if any, in respect of such calendar month and (B) if Prosper Funding shall have failed to present, or have failed to have Deemed to have Presented, to Purchaser in respect of such calendar month (including any [***] applicable thereto), an initial principal amount of Eligible Loans equal to or greater than the [***], the excess of the [***] over the initial principal amount of Eligible Loans presented, or Deemed Presented, to Purchaser in such calendar month (including any [***] applicable thereto) (provided that this Section 9.2(a)(ii)(B) shall only be applicable to the extent that Purchaser purchased all Eligible Loans presented to it by Prosper Funding for purchase in such calendar month and pursuant to such [***]) (the test set forth in this Section 9.2(a)(i)(B), the “Cure [***]% Test”, and together with the Initial [***]% Test, the “[***]% Test”) and (b) if Prosper Funding shall have failed to present, or Deemed to have Presented, to Purchaser for purchase in such calendar month (including during the [***] thereof) an initial principal amount of Eligible Loans equal to the lesser of (i) the Minimum Monthly Purchase Amount and, (ii) in the event Purchaser has not committed to purchase all of the Eligible Loans offered to it in respect of such calendar month as set forth in the Monthly Purchase Request through the delivery of a Monthly Purchase Acceptance in accordance with Section 2.1(b) of the Loan Purchase Agreement, the sum of (A) the Monthly Purchase Amount in respect of such Monthly Purchase Request and (B) the [***]t in respect of such Monthly Purchase Request, such lesser amount (provided that this Section 9.2(b) shall only be applicable to the extent that Purchaser actually purchased all such Eligible Loans presented by Prosper Funding in respect of such calendar month (without reference to any Eligible Loans purchased in any [***]) (the test set forth in this Section 9.2(b), the “Minimum Monthly Purchase Test”)), and the denominator of which is the Loan Purchase Obligation. For the avoidance of doubt, (1) in the event of any termination of the Loan Purchase Agreement for any reason after the date hereof, no further Warrants shall become exercisable pursuant to this Section 9.2 (other than with respect to any Eligible Loans purchased, or Deemed Purchased, in accordance with the tests and calculations set forth in this Section 9.2 prior to the date of any such termination, or to the extent applicable, pursuant to Section 9.7(b) below) and (2) the tests and the calculations set forth in this Section 9.2 shall exclude in all respects the Additional Warrants, Additional Total Series F Warrant Shares and any Eligible Loans purchased, or Deemed Purchased, by Purchaser pursuant to Section 9.4.
SECTION 9.3.    End-of-Term True-Up. Subject to Section 2.8 (Effect of Purchaser’s Payment of Damages) of the Loan Purchase Agreement for all purposes relating to the exercisability of Warrants hereunder and without

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duplication of any Additional Warrants that may become exercisable during the Additional Warrant Exercisability Period with respect to a [***] (which shall be solely governed by the terms of Section 9.4 below), upon expiration of the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period, but including, for the avoidance of doubt, any [***] with respect to a period that occurs prior to the Additional Warrant Exercisability Period)) (such date, the “End-of-Term True-Up Date”), an additional amount of the Warrants, if any, equal to the True-Up Amount shall become irrevocably exercisable hereunder (provided that this Section 9.3 shall only be applicable upon expiration of the Term ([***]) only if and to the extent there have been at least [***] calendar monthly exercisability periods pursuant to Section 9.1 during such Term ([***]). “True-Up Amount” means the amount of Warrants equal to the excess of (a) the product of (i) the Total Series F Warrant Shares issued to the Warrant Holder hereunder (i.e., all of the Warrants issued pursuant to Section 2.2(a)) and (ii) a fraction (which shall not exceed an amount equal to one), (A) the numerator of which is the initial principal amount of Eligible Loans purchased or if applicable Deemed Purchased by Purchaser during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period) (provided, that the numerator shall include without duplication the sum of (1) the Pre-Closing Purchase Credit Amount, (2) [***], (3) [***] and (B) the denominator of which is the aggregate initial principal amount of Eligible Loans presented, or Deemed Presented, by Prosper Funding to Purchaser for purchase during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period) or, if there is an applicable [***], in each case following the expiration of the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period, but including, for the avoidance of doubt, [***] with respect to a period that occurs prior to the Additional Warrant Exercisability Period)), then at the end of such applicable [***] or such other period following the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period, but including, for the avoidance of doubt, any [***] with respect to a period that occurs prior to the Additional Warrant Exercisability Period)) (subject to the Maximum Monthly Purchase Amount in any month and the Loan Purchase Obligation) (provided, that in the event that Prosper Funding presented, or Deemed Presented, Eligible Loans to Purchaser for purchase in any calendar month during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period) (including pursuant to [***] or any [***] applicable to such calendar month) that was below the lesser of (x) the Minimum Monthly Purchase Amount for such calendar month and, (y) in the event the Purchaser has not committed to purchase all of the Eligible Loans offered to it in respect of such calendar month as set forth in the Monthly Purchase Request through the delivery of a Monthly Purchase Acceptance in accordance with Section 2.1(b) of the Loan Purchase Agreement, the Monthly Purchase Amount in respect of such Monthly Purchase Request for such calendar month (such differential, the “Term Monthly Minimum Shortfall Amount”), then solely for purposes of this Section 9.3, the aggregate amount of Eligible Loans presented, or Deemed Presented, to Purchaser for purchase during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period, but including, for the avoidance of doubt, any [***] with respect to a period that occurs prior to the Additional Warrant Exercisability Period)) (e.g., the denominator set forth in Section 9.3(a)(ii)(B)) shall be reduced by such Term Monthly Minimum Shortfall Amount)) (provided, further, the denominator set forth in Section 9.3(a)(ii)(B) shall include without duplication the Pre-Closing Purchase Credit Amount), over (b) the sum of (i) the number of Warrants that became exercisable pursuant to Section 9.2 hereof and (ii) the number of Pre-Closing Purchase Credit Series F Warrant Shares. For the avoidance of doubt, (x) the denominator for purposes of Section 9.3(a)(ii)(B), shall not double-count any Eligible Loans to the extent that such Eligible Loans are re-presented on a second occasion by Prosper Funding pursuant to any applicable [***] (and a corresponding amount of Eligible Loans have already been counted for purposes of the denominator in Section 9.3(a)(ii)(B)) and (y) the numerator for purposes of Section 9.3(a)(ii)(A) shall not apply either of the [***]% Test or the [***] for purposes of calculating the amount of Eligible Loans purchased by Purchaser during the Term (other than for the avoidance of doubt the Additional Warrant Exercisability Period, but including, for the avoidance of doubt, any [***] with respect to a period that occurs prior to the Additional Warrant Exercisability Period)). For purposes of Section 9.2, Section 9.3 and Section 9.4, “present”, “presented” or “presenting” (as it relates to Eligible Loans) shall have the meaning set forth in the Loan Purchase Agreement. For the avoidance of doubt, the tests and the calculations set forth in this Section 9.3 (including the True-Up Amount) shall exclude in all respects the Additional Warrants, Additional Total Series F Warrant Shares and any Eligible Loans purchased, or Deemed Purchased, by Purchaser pursuant to Section 9.4.
SECTION 9.4.    Additional Total Series F Warrant Shares. Subject to Section 2.8 (Effect of Purchaser’s Payment of Damages) of the Loan Purchase Agreement for all purposes relating to the exercisability of Warrants hereunder and without duplication of any Warrants that have become exercisable pursuant to Section 9.1, Section 9.2 or Section 9.3 above, an amount of Additional Available Warrants will become irrevocably exercisable as of the last calendar day of each calendar month during the [***] month period immediately following the end of the first [***]

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calendar monthly exercisability periods during the Term, disregarding any [***] and [***] (as defined in the Loan Purchase Agreement) (or, if there is an applicable [***] in respect of such [***] month period and such [***] ends at a later time, at the end of such applicable [***] (such [***]-month period, as extended for any [***], the “Additional Warrant Exercisability Period” and each such date as of the last calendar day of each such calendar month, as extended for any [***] with respect to such calendar month, the “Additional Warrant Exercisability Period Closing Date”), equal to the Additional Available Total Series F Warrant Shares, multiplied by a fraction (which shall not exceed an amount equal to one), the numerator of which is the greater of (a) the sum of (i) the greater of (A) the amount of Eligible Loans purchased by Purchaser, or if applicable Deemed Purchased by Purchaser, during such calendar month of the Additional Warrant Exercisability Period (including any Eligible Loans purchased pursuant to the [***] occurring during such calendar month in accordance with and subject to Section [***] and Section [***] of the Loan Purchase Agreement) and (B) if the Initial [***]% Test is applicable (and the Cure [***]% Test is not also otherwise applicable), [***]% of the Monthly Purchase Amount for such calendar month and (ii) the greater of (A) the initial principal amount of Eligible Loans purchased by Purchaser pursuant to the [***] applicable to the [***], if any, in respect of such calendar month and (B) if the Cure [***]% Test is applicable, the excess of the [***] over the initial principal amount of Eligible Loans presented, or Deemed Presented, to Purchaser in such calendar month (including any [***] applicable thereto) and (b) if the Minimum Monthly Purchase Test is applicable, the initial principal amount of Eligible Loans equal to the lesser of (i) the Minimum Monthly Purchase Amount and, (ii) in the event the Purchaser has not committed to purchase all of the Eligible Loans offered to it in respect of such calendar month as set forth in the Monthly Purchase Request through the delivery of a Monthly Purchase Acceptance in accordance with Section [***] of the Loan Purchase Agreement, the sum of (A) the Monthly Purchase Amount in respect of such Monthly Purchase Request and (B) the [***] in respect of such Monthly Purchase Request, and the denominator of which is the [***].
SECTION 9.5.    Monthly, End-of-Term True-Up and Additional Warrant Exercisability Period Closing Statements.
(a)    As promptly as practicable following each Monthly Closing Date, the End-of-Term True-up Date and each Additional Warrant Exercisability Period Closing Date, as applicable, the Company shall prepare and submit to Warrant Holder a statement setting forth, in reasonable detail, the Company’s calculation of the amount of Warrants or Additional Available Warrants, as applicable, that have become exercisable for purpose of (i) such applicable calendar month pursuant to Section 9.2 (such statement, the “Proposed Monthly Closing Statement” and such amount of Warrants, the “Monthly Exercisable Warrants”), (ii) the end-of-Term pursuant to Section 9.3 (such statement, the “Proposed End-of-Term Closing Statement” and such amount of Warrants, the “End-of-Term True-Up Exercisable Warrants”) and (iii) such applicable calendar month during the Additional Warrant Exercisability Period pursuant to Section 9.4 (such statement, the “Proposed Additional Warrant Exercisability Closing Statement” and such amount of Additional Available Warrants, the “Additional Exercisable Warrants”).
(b)    Within [***] calendar days after the Proposed Monthly Closing Statement, Proposed End-of-Term Closing Statement or Proposed Additional Warrant Exercisability Closing Statement, as applicable, is delivered to Warrant Holder pursuant to Section 9.5(a), Warrant Holder may deliver to the Company either (i) a written acknowledgement accepting the Company’s calculation of the amount of Monthly Exercisable Warrants, End-of-Term True-Up Exercisable Warrants or Additional Exercisable Warrants as set forth in the Proposed Monthly Closing Statement, the Proposed End-of-Term Closing Statement or Proposed Additional Warrant Exercisability Closing Statement, as applicable, or (ii) a written description setting forth in reasonable detail (to the extent then known to, and based upon the information then possessed by, Warrant Holder) the reasons for such rejection, including, if calculable at such time, the Warrant Holder’s calculation of the amount of Monthly Exercisable Warrants, End-of-Term True-Up Exercisable Warrants or Additional Exercisable Warrants (each, an “Exercisability Adjustment Report”), as applicable. A failure by Warrant Holder to deliver an Exercisability Adjustment Report within the required [***] day period shall constitute Warrant Holder’s acceptance of the Company’s calculation of the amount of Monthly Exercisable Warrants, End-of-Term True-Up Exercisable Warrants or Additional Exercisable Warrants as set forth in the Proposed Monthly Closing Statement, Proposed End-of-Term Closing Statement or Proposed Additional Warrant Exercisability Closing Statement, as applicable. During such [***] day period, Warrant Holder shall have the right to request, and receive with reasonable promptness, copies of the loan records and work papers used or generated by the Company in connection with the preparation of the Proposed Monthly Closing Statement, Proposed End-of-Term Closing Statement or Proposed Additional Warrant Exercisability Closing Statement, as applicable.

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(c)    During a period of [***] days following the receipt by the Company of the Exercisability Adjustment Report, (i) the Company shall have the right to request copies of the work papers generated by Warrant Holder in connection with the preparation of the Exercisability Adjustment Report to the extent not subject to attorney-client privilege and (ii) Warrant Holder and the Company shall negotiate in good faith to resolve any difference they may have with respect to the matters raised in the Exercisability Adjustment Report.
SECTION 9.6.    Forfeiture. At the end of the Term, after taking into account the Warrants that may become irrevocably exercisable pursuant to Section 9.3 or Section 9.4, any Warrants or Additional Warrants (or respective portion thereof) that have not become exercisable in full shall be finally and irrevocably forfeited. For the avoidance of doubt, any Additional Warrants that have not become Additional Available Warrants on or before the end of the Term shall be finally and irrevocably forfeited pursuant to this Section 9.6.
SECTION 9.7.    Acceleration Upon Certain Events.
(a)    Upon a Liquidation Event at any time prior to the end of the Term, all Warrants (other than Additional Warrants that are not Additional Available Warrants), whether exercisable or unexercisable, shall, immediately prior to such Liquidation Event, become fully exercisable without any further action on the part of any Holder; provided that, for the avoidance of doubt, in the event of any termination of the Loan Purchase Agreement for any reason other than an LPA Warrant Acceleration Event (each, a “Non-Acceleration LPA Termination Event”), then any Liquidation Event occurring subsequent to such Non-Acceleration LPA Termination Event (but prior to the end of the Term) shall not cause any Warrants or Additional Warrants to accelerate and become fully exercisable in accordance with the foregoing.
(b)    Upon an LPA Warrant Acceleration Event or a [***] at any time prior to the end of the Term, all Warrants (other than Additional Warrants that are not Additional Available Warrants), whether exercisable or unexercisable, shall immediately become fully exercisable without any further action on the part of any Holder; provided that, for the avoidance of doubt, in the event of any termination of the Loan Purchase Agreement for any reason other than an LPA Warrant Acceleration Event or the Servicing Agreement (as defined in the Loan Purchase Agreement) for any reason other than [***], then any LPA Warrant Acceleration Event or [***] occurring subsequent to such Non-Acceleration LPA Termination Event shall not cause any Warrants or Additional Available Warrants to accelerate and become fully exercisable in accordance with the foregoing.
ARTICLE X
Miscellaneous
SECTION 10.1.    Tax Matters.
(a)    The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any Series F Preferred Stock upon exercise of the Warrants or the issuance or delivery by the Company of any Common Stock upon conversion of the Series F Preferred Stock.
(b)    The Company shall not cause or permit its classification as a domestic corporation for U.S. federal income tax purposes to change without the prior written consent of Warrant Holder (and, if [***] or any other entity in which [***] owns a direct or indirect interest holds Warrants or Underlying Securities directly, the prior written consent of [***]).
(c)    [***]
(d)    [***]
SECTION 10.2.    Removal of Legends. In the event (a) the Warrants or Underlying Securities are registered under the Securities Act or (b) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that transfers of Warrants or Underlying Securities do not require registration under the Securities Act or any

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other applicable federal or state securities laws, the Company shall direct its transfer agent, and the transfer agent shall, upon surrender by a Holder of its certificates evidencing such Warrants or Underlying Securities to the transfer agent, exchange such certificates for certificates without the first paragraph of the legend referred to in Section 3.6.
SECTION 10.3.    Notices. Any notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally or by a nationally recognized overnight courier service, such as Federal Express, or mailed by registered or certified mail (return receipt requested and first-class postage prepaid) or sent via e-mail to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice, provided that a notice of change in address shall not be deemed to have been given until received by the addressee):

If to the Company:    Prosper Marketplace, Inc.
221 Main Street #300
San Francisco, CA 94105
Attn: General Counsel
Telephone No.: [***]
Email: [***]

With a copy to:    Orrick, Herrington & Sutcliffe LLP
405 Howard Street
(which shall not    San Francisco, CA 94105

    constitute notice     Attn: [***]

    to the Company)    Telephone No.: [***]
Email: [***]

If to the Holders:        c/o [***]
[***]
Attention: [***]
E-mail: [***]

and to such additional addresses as provided by any Holder

With a copy to:    Willkie Farr & Gallagher LLP
787 Seventh Avenue
(which shall not    New York, NY 10019

    constitute notice     Attn: [***]

    to any Holder)    Telephone No.: [***]
Email: [***]

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.
SECTION 10.4.    Applicable Law; Jurisdiction.
(a)    Applicable Law. The validity of this Agreement and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York (excluding and without regard for the conflicts of laws principles thereof).
(b)    Jurisdiction. The Company and each Holder hereby expressly and irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the

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jurisdiction of any other competent court of the State, City and County of New York, and with respect to each, any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the extent permitted by law, in such Federal court. The Company and each Holder waives, to the extent not prohibited by applicable law, any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 10.4(b). The Company and each Holder agrees that process in any proceeding referred to in this Section 10.4(b) may be served on any party hereto anywhere in the world by notice given in accordance with Section 10.3.
SECTION 10.5.    Persons Benefiting. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Holder, and their successors, permitted assigns, beneficiaries, executors and administrators, and the Holders from time to time. Except as otherwise expressly provided herein, nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders, any right, remedy or claim under or by reason of this Agreement or any part hereof.
SECTION 10.6.    Counterparts. This Agreement may be executed in any number of counterparts, including by means of electronic mail transmission, each of which shall be deemed an original, but all of which together constitute one and the same instrument.
SECTION 10.7.    Amendments. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated other than in a writing signed by the Company and the Majority Holders.
SECTION 10.8.    Headings. The headings of the several Articles and Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.
SECTION 10.9.    Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the Persons party hereto and thereto with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among such Persons with respect to the subject matter hereof. Each party hereby agrees that the Holders shall be express third-party beneficiaries of this Agreement and shall have the right to enforce the rights of the Warrant Holder under this Agreement and any other right ascribed to a Holder under this Agreement, including, without limitation, the right to seek remedies against the Company for a breach by the Company of any of its covenants or representations or warranties hereunder. Except as otherwise expressly provided in the immediately preceding sentence, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.
SECTION 10.10.    Severability. The provisions of this Agreement and the Warrants are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and shall not in any manner affect any other clause or provision of this Agreement or the Warrants.
SECTION 10.11.    Survival of Warranties. The representations and warranties of the Company and the Warrant Holder contained in or made pursuant to this Agreement and the Warrants shall survive the execution and delivery of this Agreement until the expiration of the Term.
[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.
PF WARRANTCO HOLDINGS, LP
By: [___], its General Partner
By: ______________________________________
Name:
Title:
PROSPER MARKETPLACE, INC.
By: ______________________________________
Name:
Title:
[NRZ]
By: ______________________________________
Name:
Title:

[Signature Page to Warrant Agreement]

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EXHIBIT A
FORM OF FACE OF WARRANT CERTIFICATE
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN WARRANT AGREEMENT OF THE ISSUER, DATED AS OF [FEBRUARY __], 2017, AND THE STOCKHOLDER DOCUMENTS (AS DEFINED IN SUCH WARRANT AGREEMENT), IN EACH CASE AS AMENDED FROM TIME TO TIME, INCLUDING RESTRICTIONS ON TRANSFERABILITY, RESALE AND LOCK UP PERIOD IN THE EVENT OF AN INITIAL PUBLIC OFFERING. COPIES OF SUCH DOCUMENTS ARE AVAILABLE UPON A REQUEST DELIVERED TO PROSPER MARKETPLACE, INC.
WARRANT TO PURCHASE SHARES OF SERIES F PREFERRED STOCK OF PROSPER MARKETPLACE, INC.
No.    Certificate for    Warrants
This certifies that [INSERT NAME OF HOLDER], or registered assigns, is the registered holder of the number of Warrants, set forth above. Each Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Prosper Marketplace, Inc., a Delaware corporation (the “Company”), one share of Series F Convertible Preferred Stock, par value $0.01 per share, of the Company (“Series F Preferred Stock”), subject to adjustment as provided herein and in the Warrant Agreement, at the exercise price of $0.01 per share of Series F Preferred Stock (the “Exercise Price”), subject to adjustment as provided herein and in the Warrant Agreement.
This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of February 27, 2017 (as amended from time to time, the “Warrant Agreement”), by and between the Company and the “Warrant Holder” identified therein, and is subject to the terms and provisions contained in the Warrant Agreement, including with respect to exercisability, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant Agreement.
As provided in the Warrant Agreement and subject to the terms and conditions set forth therein, any Warrants that have become exercisable in accordance with Article IX of the Warrant Agreement shall be exercisable, in whole or in part, from time to time on any Business Day. The rights of the Holders under the Warrant Agreement shall survive the exercise of the Warrants.
The Exercise Price and the number of shares of Series F Preferred Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.
All shares of Series F Preferred Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

CONFIDENTIAL TREATMENT
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In order to exercise a Warrant the Holder hereof must surrender this Warrant Certificate at the principal place of business of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together within at least three (3) Business Days of the exercise of any of the Warrants represented by this Warrant Certificate required payment in full of the Exercise Price then in effect for the Underlying Securities as to which the Warrant(s) represented by this Warrant Certificate is (are) submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be by bank wire transfer in immediately available funds to an account designated by the Company in advance thereof. Upon the receipt of the Exercise Subscription Form, the Company shall, at its own expense, use its best efforts to seek the approval of any Governmental Entity to the extent the issuance of equity securities under the Warrant(s) being exercised require(s) the consent of the any Governmental Entity, and shall notify the Holder exercising such Warrant(s) of the approval of such Governmental Entity of such exercise.
The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants.
No service or similar charge shall be owed by a Holder to the Company for any registration of transfer or exchange of Warrant Certificates; provided, however, that any Taxes, including all transfer, stamp and other similar taxes, that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates shall be paid by the applicable Holder making such transfer or exchange of Warrant Certificates (and not for the avoidance of doubt the Company).
Each taker and Holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the Holder hereof may be treated by the Company and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby.
The validity of this Warrant Certificate and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York (excluding and without regard for the conflicts of laws principles thereof).
The Company and each Holder hereby expressly and irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the jurisdiction of any other competent court of the State, City and County of New York, and with respect to each, any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the extent permitted by law, in such Federal court. The Company and each Holder waives, to the extent permitted under applicable law, any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceedings is brought in accordance with this paragraph. The Company and each Holder agrees that process in any proceeding referred to in this paragraph may be served on any party hereto anywhere in the world by notice given in accordance with Section 10.3 of the Warrant Agreement.
This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.
Copies of the Warrant Agreement are on file at the principal place of business of the Company and may be obtained by writing to the Company at the following address:
______________
______________
Attn: ______________

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Facsimile No.: ______________
Phone: ______________
Email: _______________

Dated: [_____]
PROSPER MARKETPLACE, INC.
By: ______________________________________
Name:
Title:
FORM OF REVERSE OF WARRANT CERTIFICATE
EXERCISE SUBSCRIPTION FORM
(To be executed only upon exercise of Warrant)
To: Prosper Marketplace, Inc. (the “Company”)
The undersigned irrevocably exercises [________] of the Warrants for the purchase of one (subject to adjustment in accordance with the Warrant Agreement) share of Series F Convertible Preferred Stock, par value $0.01 of the Company, for each Warrant hereby exercised represented by the Warrant Certificate.
Within three (3) Business Days, the undersigned will make payment of $ __________ (such payment being by bank wire transfer in immediately available funds), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to.
The undersigned irrevocably surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Series F Preferred Stock deliverable upon the exercise of such Warrants be registered in the name and address specified below.
Date:
____________________________________________

(Signature of Owner)(1)
____________________________________________

(Street Address)
____________________________________________

(City)    (State)    (Zip Code)
Signature Guaranteed by:
Securities to be issued to:
Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:
________________________________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or any change whatsoever, and must be guaranteed by a financial institution.
ANNEX A
Knowledge

[***]

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ANNEX B
Company Competitors

[***]

B-1

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ANNEX C
LPA Warrant Acceleration Event
In the event that the Loan Purchase Agreement is terminated as a result of any of the below events, each of which would constitute a “Termination Event” (as defined in the Loan Purchase Agreement), such event shall constitute an “LPA Warrant Acceleration Event” for purposes of Section 9.7(b) of the Agreement. Capitalized terms not otherwise defined shall have the respective meanings set forth in the Loan Purchase Agreement.

C-1

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1. Subject to Article 7 of the Loan Purchase Agreement. a breach of a representation or warranty included in Section 4.2 of the Loan Purchase Agreement has occurred as of the applicable Purchase Date and Seller has failed to repurchase the applicable Loan or Loans in each case within [***] of a written demand for repurchase from [***] being received by Seller, which demand shall specify in reasonable detail the basis for such repurchase; provided that in the event of a [***], any such proposed failure shall not constitute a Termination Event under the Loan Purchase Agreement, or an LPA Warrant Acceleration Event for purposes of Section 9.7 of the Agreement, until any such dispute in connection with the repurchase obligation is first resolved [***].

2. (a) Seller shall fail to perform or observe any obligation, covenant or agreement contained in the Loan Purchase Agreement (other than those covenants set forth below under Section [***]) and Section [***] of the Loan Purchase Agreement) that (i) materially adversely affects, or would reasonably be expected to adversely affect, Seller’s ability to fulfill its obligations in accordance with the Loan Purchase Agreement or (ii) adversely affects, or would reasonably be expected to adversely affect, the collectability, enforceability or validity of [***] and (b) such failure, if capable of being cured, is not cured within [***] days of the earlier of the date on which (1) written notice of such failure is received by Seller or (2) Seller has Actual Knowledge that such failure affects a Loan purchased by Purchaser under the Loan Purchase Agreement.

3. The Termination Event set forth in Section 8.1(c)(iii) of the Loan Purchase Agreement.
4. The Termination Event set forth in Section 8.1(c)(v) of the Loan Purchase Agreement.
5. The Termination Event set forth in Section 8.1(c)(vi) of the Loan Purchase Agreement.
6. (a) Any representation or warranty of Seller contained in the Loan Purchase Agreement (other than representations the breach of which requires a repurchase of a Loan thereunder) was false or misleading when made and such misstatement (i) materially adversely affects, or would reasonably be expected to material adversely affect, Seller’s ability to perform its obligations in accordance with the Loan Purchase Agreement or (ii) adversely affects, or would reasonably be expected to adversely affect, the collectability, enforceability or validity of [***] and (b) such misstatement, if capable of being cured, is not cured within [***] days of the earlier of the date on which (1) written notice of such misstatement is received by Seller or (2) Seller has Actual Knowledge that such misstatement affects a Loan purchased by Purchaser under the Loan Purchase Agreement. For the avoidance of doubt, any repurchase by Seller of any Loans with respect to which there is, or was, a breach of any representation or warranty included in Section 4.2 of the Loan Purchase Agreement shall be deemed to cure any such misstatement for purposes of the foregoing.

7. (a) Seller (i) [***] or (ii) becomes subject to any regulatory action that is reasonably likely to restrict or prohibit Seller from acquiring or originating new Eligible Loans or performing its obligations under the Loan Purchase Agreement that, in the case of both (i) and (ii) above, (A) materially adversely affects, or would reasonably be expected to materially adversely affect, Seller’s ability to perform its obligations in accordance with the Loan Purchase Agreement or (B) adversely affects, or would reasonably be expected to adversely affect, the collectability, enforceability or validity [***] and (b) such occurrence, if capable of being cured, is not cured within [***] days of the earlier of the date on which (1) written notice of such occurrence is received by Seller or (2) Seller has Actual Knowledge that such occurrence affects a Loan purchased by Purchaser under the Loan Purchase Agreement.

8. The Termination Event set forth in Section 8.1(c)(xi) of the Loan Purchase Agreement.
9. The occurrence of a [***], which shall mean that as of the end of any Due Period (as defined in the Loan Purchase Agreement), the [***] (as defined in the [***]) exceeds (x) during the period from the Closing Date of the Loan Purchase Agreement through January 31, 2018, [***]% or (y) thereafter, [***]%.

C-2

CONFIDENTIAL TREATMENT
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ANNEX D
Related Parties
1.    [***]

D-1

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D-2

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ANNEX E
[***]

E-1

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SCHEDULE OF EXCEPTIONS
Capitalized terms used but not defined in this Schedule of Exceptions shall have the respective meanings ascribed to such terms in the Warrant Agreement (the “Agreement”), dated as of February 27, 2017, by and between Prosper Marketplace, Inc., a Delaware corporation (the “Company”), and PF WarrantCo Holdings, LP, a Delaware limited partnership (the “Warrant Holder”).
This Schedule of Exceptions is qualified in its entirety by reference to the Agreement. Any information disclosed in this Schedule of Exceptions, or any references to dollar amounts, shall not be deemed to be an acknowledgment or representation that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of the Agreement.
This Schedule of Exceptions has been arranged, for purposes of convenience, as separately titled Schedules corresponding to certain sections of the Agreement; however, any information disclosed in any Schedule will constitute a disclosure for purposes of every other section of this Schedule of Exceptions notwithstanding the lack of specific cross-reference thereto to the extent the relevance of such disclosure or response to such other Schedule is reasonably apparent on the face of such information that such information is applicable to such other Schedule or subsection, in each case without independent inquiry. In no event shall the inclusion of any matter in this Schedule of Exceptions be deemed or interpreted to broaden the representations, warranties, covenants or agreements of the Company contained in the Agreement. Except as required to be set forth in this Schedule of Exceptions pursuant to the terms of the Agreement, no item set forth herein shall constitute, or be deemed to constitute, an admission or indication by the Company that such item meets any or all of the criteria set forth in the Agreement for inclusion (including as an exception to any representation or warranty) in this Schedule of Exceptions. The information contained in this Schedule of Exceptions is disclosed solely for the purposes of the Agreement, and no information contained herein shall be deemed to be an admission by the Company to any third party of any matter whatsoever, including of any violation of law or breach of any agreement. No reference in this Schedule of Exceptions relating to any possible breach, non-compliance with or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Nothing in this Schedule of Exceptions shall constitute an admission of any liability or obligation of the Company or any other party to any third party or shall confer or give to any third party any remedy, claim, liability, reimbursement, cause of action or other right.
This Schedule of Exceptions includes brief descriptions or summaries of certain agreements, copies of which have been made available in the Company’s electronic data room prepared for purposes of the transactions contemplated by the Transaction Documents or otherwise upon reasonable request made on or prior to the date hereof. Such descriptions do not purport to be comprehensive, and are qualified in their entirety by reference to the text of the agreements described.

* * * *

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Schedule 7.1(c) No Conflicts

(ii)

1.	See Schedule 7.1(d), Item 2.

2.
Pursuant to Section 2(a)(i) of the Amended and Restated Voting Agreement dated February 27, 2017 amongst the Company and the persons listed on Exhibit A and Exhibit B thereto, an Affiliate of the Warrant Holder shall have the right to appoint one (1) member to the Board upon consummation of the Transaction (the “Consortium Director”). Set forth below are applicable state regulatory notice requirements in connection with any such appointment of the Consortium Director.

[***][Two pages redacted]

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Schedule 7.1(d) Consents.

1.
In connection with the transactions contemplated by the Transaction Documents (the “Transaction”), the Company is required to file a Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within four (4) business days of the date of the consummation of the Transaction. In addition, pursuant to Section 2(a)(i) of the Amended and Restated Voting Agreement dated November 1, 2016 amongst the Company and the persons listed on Exhibit A and Exhibit B thereto, the Company is required to file a Form 8-K under the Exchange Act within four (4) business days of an Affiliate of the Warrant Holder appointing one (1) member to the Board upon consummation of the Transaction (the “Consortium Director”).

2.	[***]
The Company may file a Form D (Notice of Exempt Offering of Securities) with respect to the issuance of the Warrants to the Warrant Holder pursuant to certain potentially available exemptions from registration of such securities under the Securities Act.

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Schedule 7.1(f) Capitalization.

(i)    Attached as Exhibit 1 to this Schedule 7.1(f)(i) is the Company’s issued and outstanding securities after giving effect to the issuance of the Warrants under the Agreement.
(ii)

1.
The following are outstanding equity commitments made under offer letters to employees of the Company or its Subsidiaries or in connection with an employee’s promotion. These options have not yet been approved by the Compensation Committee of the Board. All of the below options are subject to the Terms and Conditions of the Company’s 2015 Equity Incentive Plan (the “Plan”), including the standard form option agreement for US employees.

Last Name	First Name	Job Title	Stock Options*	Vesting Start Date	Vesting Schedule	Reason

[***][Six pages redacted]

2.
The following are outstanding equity commitments made under offer letters. These Restricted Stock Unit (“RSU”) Awards have not yet been approved by the Compensation Committee of the Board. All of the below RSU Awards are subject to the Terms and Conditions of the Plan, including the standard form of RSU grant notice and RSU agreement for U.S. Employees.

Last Name	First Name	Job Title	RSUs	Vesting Start Date	Vesting Schedule
[***]

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Schedule 7.1(h) Subsidiaries

1.	Prosper Funding – Subsidiary of the Company

2.	Prosper Asset Holdings LLC – Subsidiary of Prosper Funding

3.	Prosper Capital Management LLC – Subsidiary of the Company

4.	Prosper Healthcare Lending LLC – Subsidiary of the Company

5.	BillGuard, Inc. – Subsidiary of the Company

6.	BillGuard Technologies Limited – Subsidiary of BillGuard, Inc.

7.	Prosper Capital Consumer Credit Fund LP

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Schedule 7.1(j) Affiliate Interests and Transactions.

1.	Prosper Marketplace, Inc. Series A Preferred Stock Purchase Agreement, dated January 14, 2013.

2.	Management Rights Agreement by and between the Company and SC US GF V Holdings, Ltd., dated January 15, 2013.

3.	Prosper Marketplace, Inc. Series B Preferred Stock Purchase Agreement, dated September 23, 2013.

4.	Prosper Marketplace, Inc. Series C Preferred Stock Purchase Agreement, dated May 1, 2014.

5.	Prosper Marketplace, Inc. Series D Preferred Stock Purchase Agreement, dated April 7, 2015.

6.	Prosper Marketplace, Inc. Amended and Restated Investors’ Rights Agreement, dated April 7, 2015.

7.	Prosper Marketplace, Inc. Amended and Restated Voting Agreement, dated April 7, 2015.

8.	Prosper Marketplace, Inc. Amended and Restated Right of First Refusal and Co-Sale Agreement, dated April 7, 2015.

9.	[***]

10.	Indemnification Agreement between the Company and Aaron Vermut, dated as of May 31, 2013.

11.	Indemnification Agreement between the Company and Stephan Vermut, dated as of January 22, 2013.

12.	Indemnification Agreement between the Company and Christopher M. Bishko, dated as of May 14, 2013.

13.	Indemnification Agreement between the Company and Rajeev V. Date, dated as of July 18, 2013.

14.	Indemnification Agreement between the Company and Patrick W. Grady, dated as of January 15, 2013.

15.	Indemnification Agreement between the Company and David R. Golob, dated as of May 15, 2014.

16.	Indemnification Agreement between the Company and Nigel W. Morris, dated as of June 9, 2014.

17.	Indemnification Agreement between the Company and Ronald Suber, dated as of January 22, 2013.

18.	Indemnification Agreement between the Company and Sachin D. Adarkar, dated as of March 1, 2010.

19.	Indemnification Agreement between the Company and David Kimball, dated as of March 18, 2016.

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20.	Indemnification Agreement between the Company and Kunal Kaul, dated as of February 12, 2016 and effective as of December 28, 2015.

21.	Amended and Restated Services and Indemnity Agreement among the Company, Prosper Funding, David V. DeAngelis, Bernard J. Angelo and Global Securitization Services, LLC, dated as of May 30, 2013.

22.	Stock Option Agreements and/or Restricted Stock Unit Award Agreements by and between the Company and members of the Board and the Company’s officers.

23.
Certain Related Parties have registered as retail investors on the Company’s website, and have entered into agreements with the Company (including Investor Registration Agreements) in connection with that registration. Any borrower payment dependent notes issued by the Company or any its Subsidiaries and purchased by such Related Parties were obtained on arms-length terms on the same terms and conditions as those obtained by other retail investors.

24.
Certain Related Parties have registered as borrowers on the Company’s website, and have entered into agreements with the Company (including Borrower Registration Agreements) on arms-length terms in connection with that registration.

25.	[***]

26.	[***]

27.	[***]

28.	[***]

29.	Series A Preferred Stock Transfer Agreement among Target Chrome Ltd., Ronald Suber, Aaron Vermut, Merlin Acorn L.P. and the Company, dated April 30, 2015.

30.	Series A Preferred Stock Transfer Agreement among Target Titan Ltd., Ronald Suber, Aaron Vermut, Merlin Acorn L.P. and the Company, dated April 30, 2015.

31.	Series A Preferred Stock Transfer Agreement among Target Ventures Partners FC Ltd., Ronald Suber, Aaron Vermut, Merlin Acorn L.P., and the Company, dated April 30, 2015.

32.	Series A Preferred Stock Transfer Agreement among Bindley Capital Investors, LLC, Ronald Suber, Aaron Vermut, Merlin Acorn L.P., and the Company, dated May 13, 2015.

CONFIDENTIAL TREATMENT
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33.	Series A Preferred Stock Transfer Agreement among Thomas J. Salentine, Ronald Suber, Aaron Vermut, Merlin Acorn L.P., and the Company, dated May 13, 2015.

34.	Series A Preferred Stock Transfer Agreement among Kingfisher Equity Partners, LP, Ronald Suber, Aaron Vermut, Merlin Acorn L.P., and the Company, dated May 15, 2015.

35.	Stock Repurchase Agreement by and between the Company and Sachin Adarkar, dated June 12, 2015.

36.	Stock Repurchase Agreement by and between the Company and Bradley Pennington, dated June 12, 2015.

37.	Stock Repurchase Agreement by and between the Company and RSIP 2014 Gift Trust, dated June 12, 2015.

38.	Stock Repurchase Agreement by and between the Company and Stephan P. Vermut and Barbara T. Vermut 2002 Trust, dated June 12, 2015.

39.	Stock Repurchase Agreement by and between the Company and Stephan P. Vermut and Barbara T. Vermut 2002 Trust, dated June 12, 2015.

40.	Stock Repurchase Agreement by and between the Company and Aaron Vermut, dated June 12, 2015.

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Schedule 7.1(k) Indebtedness.

1.
Dependent Notes Indenture dated January 22, 2013, by and between Prosper Funding and Wells Fargo Bank, National Association; First Supplemental Indenture dated May 10, 2013, by and between Prosper Funding and Wells Fargo Bank, National Association.

2.
Under the agreement the Company entered into with Wells Fargo, Inc. (“Wells Fargo”), Prosper Funding is required to maintain a reserve balance of $[***] as security for any chargeback risk that Wells Fargo may bear as a result of facilitating Automated Clearing House transactions.

3.
Under the Company’s or its Subsidiaries’ borrower and investor agreements, the Company or its Subsidiaries may hold money for investor members and borrowers on their behalf in accounts that the Company or its Subsidiaries maintain.

4.	The WebBank Agreements referenced in Schedule 7.1(q) require that the Company maintain the following collateral accounts:

a.
A collateral account in an amount equal to the greater of (i) $[***] and (ii) to the extent loans originated under the marketing agreement exceed $[***], $[***], to secure the Company’s obligations to WebBank under the WebBank Agreement.

b.
A collateral account in an amount equal to the difference between the total expected loan trailing fee collections and the paid loan trailing fees, calculated on a monthly basis, to secure Prosper Funding’s obligations under the Asset Sale Agreement with WebBank.

5.	Contingent consideration in relation to the acquisition of BillGuard Inc. This amount totals $[***] and was paid in December 2016.

6.	In May 2016 the Company underwent a restructuring and as a result has recorded a restructuring liability of $[***] on the Unaudited Company Balance Sheet.

7.
The borrower payment dependent notes issued by the Company and Prosper Funding to retail investors, the payments of which are dependent upon Prosper Funding’s receipt of payments from the borrower on the corresponding borrower loan.

8.	Letter of Credit issued by Wells Fargo to Columbia REIT 221 Main LLC (the Company’s landlord) for $[***] in regard to 221 Main Street SF, CA.

CONFIDENTIAL TREATMENT
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9.	Letter of Credit issued by Wells Fargo to 400 Commerce LLC (the Company’s landlord) for $[***] in regard to 400 Commerce Drive, Newark, DE.

CONFIDENTIAL TREATMENT
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Schedule 7.1(m) Undisclosed Liabilities.

[***] [Two pages redacted]
10.    On November 17, 2016, PMI, PFL and Colchis entered into a Settlement and Release Agreement, pursuant to which Colchis agreed to terminate the Colchis agreements and waive all rights conferred under such agreements in exchange for a $9 million cash payment by PMI and an agreement by PMI to issue a warrant to purchase shares of a new series of preferred stock representing 7% of PMI’s capitalization on a fully diluted basis as of the date of the issuance of the warrant for $.01 per share.
[***]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(o) Compliance with Applicable Law
(i)

1.
On November 26, 2008, the Company and the North American Securities Administrators Association (“NASAA”) executed a settlement term sheet. The term sheet set forth the material terms of a consent order to resolve matters relating to the Company’s sale and offer of unregistered securities and the omission of material facts in connection with such offers and sales. NASAA recommend that each state adopt the terms of the settlement, however, the settlement is not binding on any state. The terms of the settlement involve the Company’s payment of up to $1 million, which NASAA will allocate among the 50 states and the District of Columbia, based on the Company’s loan sale transaction volume in each state prior to November 24, 2008. The Company will not be required to pay any portion of the fine allocated to those states that do not execute a consent order with the Company. The terms of the settlement require the states to terminate their investigation of the Company’s activities related to the sale of securities before November 24, 2008. If a state does not elect to participate in the NASAA settlement, such state would not be prevented from pursuing its own remedies in connection with the Company’s sale of securities before November 24, 2008. On April 21, 2009, the Company reached agreement with NASAA on the final terms of the consent order for consideration by the states. As of June 30, 2016, the Company had entered into 35 consent order agreements and has paid an aggregate of $785,164.00 million in penalties.

[***][Two pages redacted]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(p) Permits
(i)

State Licenses
Name of State	License or Permit Number	Name of License	Entity
Arizona	[***]	Collection Agency License	Company
Arkansas	[***]	Collection Agency License	Company
California	[***]	Finance Lender License	Company
Colorado	[***]	Supervised Lender License	Company
Connecticut	[***]	Small Loan Company License	Company
Florida	[***]	Consumer Finance License	Company
Idaho	[***]	Regulated Lender License	Company
Idaho	[***]	Collection Agency License	Company
Kansas	[***]	Supervised Loan License	Company
Kansas	[***]	Credit Notification License	Company
Louisiana	[***]	Collection Agency License	Company
Maryland	[***]	Collection Agency Exemption	Company
Massachusetts	[***]	Third Party Loan Servicer Registration	Company
Michigan	[***]	Regulatory Loan License	Company
Montana	[***]	Consumer Loan License	Company
New Jersey	[***]	Registered Collection Agency Bond	Company
New Mexico	[***]	Collection Agency License	Company
New Mexico	[***]	Collection Agency Managers License (Linda S Allen - NM Resident Manager)	Company
Oklahoma	[***]	Supervised Lender License	Company
Oregon	[***]	Consumer Finance Act License	Company
Oregon	[***]	Collection Agency License	Company
Pennsylvania	[***]	Consumer Discount Company License	Company
Rhode Island	[***]	Debt Collector Registration	Company
Texas	[***]	Regulated Loan License	Company
Texas	[***]	Third Party Debt Collector Filing	Company
Utah	[***]	Consumer Credit Notification	Company
Utah	[***]	Foreign Collection Agency Registration	Company
Vermont	[***]	Lender License	Company
Washington	[***]	Collection Agency License	Company
West Virginia	[***]	Collection Agency License	Company
Wisconsin	[***]	Consumer Act Registration	Company
Wyoming	[***]	Supervised Lender License	Company

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Connecticut	[***]	Small Loan Company License	Prosper Funding
Kansas	[***]	Supervised Loan License	Prosper Funding
Kansas	[***]	Credit Notification License	Prosper Funding
Pennsylvania	[***]	Consumer Discount Company License	Prosper Funding
Vermont	[***]	Lender License	Prosper Funding

[***]	In process	Lending	Company
[***]	In process	Lending	Prosper Funding
[***]	In process	Credit Notification License	Company
Federal Securities Registrations
Name of Government Entity	Registration Number	Name of Registration	Entity
SEC	333-204880-01	Registration Statement on Form S-1 (Borrower Payment Dependent Notes, $1,500,000,000)	Prosper Funding
SEC	333-204880	Registration Statement on Form S-1 (PMI Management Rights)	Company
State Securities Registrations
Name of State	License or Permit Number	Name of License	Entity
Alaska	[***]	Registration of Securities	Prosper Funding /Company
California	[***]	Registration of Securities	Prosper Funding /Company
Colorado	[***]	Registration of Securities	Prosper Funding /Company
Connecticut	[***]	Registration of Securities	Prosper Funding /Company
D.C.	[***]	Registration of Securities	Prosper Funding /Company
Delaware	[***]	Registration of Securities	Prosper Funding /Company
Florida	[***]	Registration of Securities	Company
Florida	[***]	Registration of Securities	Prosper Funding
Georgia	[***]	Registration of Securities	Prosper Funding /Company
Idaho	[***]	Registration of Securities	Prosper Funding /Company
Illinois	[***]	Registration of Securities	Prosper Funding /Company
Indiana	[***]	Registration of Securities	Prosper Funding /Company
Louisiana	[***]	Registration of Securities	Prosper Funding
Maine	[***]	Registration of Securities	Prosper Funding /Company
Michigan	[***]	Registration of Securities	Prosper Funding /Company

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Minnesota	[***]	Registration of Securities	Prosper Funding
Mississippi	[***]	Registration of Securities	Prosper Funding /Company
Missouri	[***]	Registration of Securities	Prosper Funding /Company
Montana	[***]	Registration of Securities	Company
Montana	[***]	Registration of Securities	Prosper Funding
Nevada	[***]	Registration of Securities	Prosper Funding /Company
New Hampshire	[***]	Registration of Securities	Prosper Funding /Company
New York	[***]	Registration of Securities	Company
New York	[***]	Registration of Securities	Prosper Funding
Oregon	[***]	Registration of Securities	Prosper Funding /Company
Rhode Island	[***]	Registration of Securities	Prosper Funding /Company
South Carolina	[***]	Registration of Securities	Prosper Funding /Company
South Dakota	[***]	Registration of Securities	Prosper Funding /Company
Utah	[***]	Registration of Securities	Prosper Funding /Company
Virginia	[***]	Registration of Securities	Prosper Funding
Washington State	[***]	Registration of Securities	Prosper Funding /Company
Wisconsin	[***]	Registration of Securities	Prosper Funding /Company
Wyoming	[***]	Registration of Securities	Prosper Funding /Company
Florida	[***]	Issuer-Dealer Registration	Company
Florida	[***]	Issuer-Dealer Registration	Prosper Funding
New Hampshire	[***]	Issuer-Dealer Registration
Oregon	[***]	Issuer-Dealer Registration	Prosper Funding /Company
Virginia	[***]	Issuer-Dealer Registration	Prosper Funding
Business Qualifications
Name of State	License or Permit Number	Department	Entity
Delaware	[***]	Secretary Of State, Division Of Corporations	Company
Delaware	[***]	Secretary Of State, Division Of Corporations	Prosper Funding
Delaware	[***]	Secretary Of State, Division Of Corporations	Prosper Healthcare Lending LLC
Delaware	[***]	Secretary Of State, Division Of Corporations	Prosper Asset Holdings LLC
Delaware	[***]	Secretary Of State, Division Of Corporations	Prosper Capital Consumer Credit Fund, LP
Delaware	[***]	Secretary Of State, Division Of Corporations	BillGuard, Inc.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Delaware	[***]	Secretary Of State, Division Of Corporations	Prosper Capital Management, LLC
California	[***]	Secretary Of State	Prosper Asset Holdings LLC
California	[***]	Secretary Of State	Prosper Capital Management, LLC
Alabama	[***]	Secretary Of State, Corporations Division	Prosper Funding
Alaska	[***]	Department of Natural Resources	Prosper Funding
Arizona	[***]	Corporation Commission, Corporations Division	Prosper Funding
Arkansas	[***]	Secretary Of State, Business Department	Prosper Funding
California	[***]	Secretary Of State	Prosper Funding
Colorado	[***]	Secretary Of State	Prosper Funding
Connecticut	[***]	Secretary Of State, Commercial Recording Division	Prosper Funding
District Of Columbia	[***]	Department Of Consumer And Regulatory Affairs, Business and Professional Licensing Administration, Corporations Division	Prosper Funding
Florida	[***]	Department Of State, Division Of Corporations	Prosper Funding
Georgia	[***]	Secretary Of State, Corporations Division	Prosper Funding
Hawaii	[***]	Department Of Commerce And Consumer Affairs, Business Registration Division	Prosper Funding
Idaho	[***]	Secretary Of State, Business Entities	Prosper Funding
Illinois	[***]	Secretary Of State, Department Of Business Services	Prosper Funding
Indiana	[***]	Secretary Of State, Business Services Division	Prosper Funding
Iowa	[***]	Secretary Of State, Corporations Department	Prosper Funding
Kansas	[***]	Secretary Of State	Prosper Funding
Kentucky	[***]	Secretary Of State	Prosper Funding
Louisiana	[***]	Secretary Of State, Commercial Division, Corporations Section	Prosper Funding
Maine	[***]	Secretary Of State, Bureau Of Corporations, Elections And Commissions	Prosper Funding
Maryland	[***]	State Department Of Assessments And Taxation	Prosper Funding
Massachusetts	[***]	Secretary Of The Commonwealth	Prosper Funding

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Michigan	[***]	Corporations, Securities & Commercial Licensing Division	Prosper Funding
Minnesota	[***]	Secretary Of State, Business Services Office	Prosper Funding
Mississippi	[***]	Secretary Of State, Business Services Division	Prosper Funding
Missouri	[***]	Secretary Of State, Business Services Department	Prosper Funding
Montana	[***]	Secretary Of State	Prosper Funding
Nebraska	[***]	Business Services Division	Prosper Funding
Nevada	[***]	Secretary Of State, Commercial Recordings Division	Prosper Funding
New Hampshire	[***]	Secretary Of State, Corporation Division	Prosper Funding
New Jersey	[***]	Department Of The Treasury, Division Of Revenue, Business Services Bureau	Prosper Funding
New Mexico	[***]	Secretary of State, Corporations Bureau	Prosper Funding
New York	[***]	Department Of State, Division Of Corporations, State Records And Uniform Commercial Code	Prosper Funding
North Carolina	[***]	Secretary Of State, Corporations Division	Prosper Funding
North Dakota	[***]	Secretary Of State, Business Information/Registration Division	Prosper Funding
Ohio	[***]	Secretary Of State	Prosper Funding
Oklahoma	[***]	Secretary Of State	Prosper Funding
Oregon	[***]	Secretary Of State, Corporation Division	Prosper Funding
Pennsylvania	[***]	Department Of State, Corporation Bureau	Prosper Funding
Rhode Island	[***]	Secretary Of State, Corporations Division	Prosper Funding
South Carolina	[***]	Secretary Of State, Division Of Corporations	Prosper Funding
South Dakota	[***]	Secretary Of State	Prosper Funding
Tennessee	[***]	Department Of State, Division Of Business Services	Prosper Funding
Texas	[***]	Secretary Of State, Statutory Filings Division, Corporations Section	Prosper Funding
Utah	[***]	Department Of Commerce, Division Of Corporations & Commercial Code	Prosper Funding
Vermont	[***]	Secretary Of State, Corporations/UCC Division	Prosper Funding
Virginia	[***]	State Corporation Commission	Prosper Funding

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Washington	[***]	Office Of The Secretary Of State, Corporations Division	Prosper Funding
West Virginia	[***]	Secretary Of State	Prosper Funding
Wisconsin	[***]	Department Of Financial Institutions	Prosper Funding
Wyoming	[***]	Secretary Of State	Prosper Funding
Utah	[***]	Certificate of Registration Department Of Commerce, Division Of Corporations & Commercial Code	Prosper Healthcare Lending LLC
Alabama	[***]	Secretary Of State, Corporations Division	Company
Alaska	[***]	Department of Natural Resources	Company
Arizona	[***]	Corporation Commission, Corporations Division	Company
Arkansas	[***]	Secretary Of State, Business Department	Company
California	[***]	Secretary Of State	Company
Colorado	[***]	Secretary Of State	Company
Connecticut	[***]	Secretary Of State, Commercial Recording Division	Company
District Of Columbia	[***]	Department Of Consumer And Regulatory Affairs, Business and Professional Licensing Administration, Corporations Division	Company
Florida	[***]	Department Of State, Division Of Corporations	Company
Georgia	[***]	Secretary Of State, Corporations Division	Company
Hawaii	[***]	Department Of Commerce And Consumer Affairs, Business Registration Division	Company
Idaho	[***]	Secretary Of State, Business Entities	Company
Illinois	[***]	Secretary Of State, Department Of Business Services	Company
Indiana	[***]	Secretary Of State, Business Services Division	Company
Iowa	[***]	Secretary Of State, Corporations Department	Company
Kansas	[***]	Secretary Of State	Company
Kentucky	[***]	Secretary Of State	Company
Louisiana	[***]	Secretary Of State, Commercial Division, Corporations Section	Company
Maine	[***]	Secretary Of State, Bureau Of Corporations, Elections And Commissions	Company

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Maryland	[***]	State Department Of Assessments And Taxation	Company
Massachusetts	[***]	Secretary Of The Commonwealth	Company
Michigan	[***]	Corporations, Securities & Commercial Licensing Division	Company
Mississippi	[***]	Secretary Of State, Business Services Division	Company
Missouri	[***]	Secretary Of State, Business Services Department	Company
Montana	[***]	Secretary Of State	Company
Nebraska	[***]	Business Services Division	Company
Nevada	[***]	Secretary Of State, Commercial Recordings Division	Company
New Hampshire	[***]	Secretary Of State, Corporation Division	Company
New Jersey	[***]	Department Of The Treasury, Division Of Revenue, Business Services Bureau	Company
New Mexico	[***]	Secretary of State, Corporations Bureau	Company
New York	[***]	Department Of State, Division Of Corporations, State Records And Uniform Commercial Code	Company
North Carolina	[***]	Secretary Of State, Corporations Division	Company
North Dakota	[***]	Secretary Of State, Business Information/Registration Division	Company
Ohio	[***]	Secretary Of State	Company
Oklahoma	[***]	Secretary Of State	Company
Oregon	[***]	Secretary Of State, Corporation Division	Company
Pennsylvania	[***]	Department Of State, Corporation Bureau	Company
Rhode Island	[***]	Secretary Of State, Corporations Division	Company
South Carolina	[***]	Secretary Of State, Division Of Corporations	Company
South Dakota	[***]	Secretary Of State	Company
Tennessee	[***]	Department Of State, Division Of Business Services	Company
Texas	[***]	Secretary Of State, Statutory Filings Division, Corporations Section	Company
Utah	[***]	Department Of Commerce, Division Of Corporations & Commercial Code	Company
Vermont	[***]	Secretary Of State, Corporations/UCC Division	Company

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Virginia	[***]	State Corporation Commission	Company
Washington	[***]	Office Of The Secretary Of State, Corporations Division	Company
West Virginia	[***]	Secretary Of State	Company
Wisconsin	[***]	Department Of Financial Institutions	Company
Wyoming	[***]	Secretary Of State	Company
California	[***]	San Francisco Municipal License	Company
California	[***]	San Francisco Municipal License	Prosper Funding
California	[***]	Certificate of Qualification to conduct business in state	BillGuard, Inc.
New York	[***]	Certificate of Qualification to conduct business in state	BillGuard, Inc.
California	[***]	San Francisco Municipal License	Company
California	[***]	San Francisco Municipal License	Prosper Funding
Delaware	[***]	Business License	Company
Employer Identification Numbers
Name of Government Entity	License or Permit Number	Name of License	Entity
Internal Revenue Service	[***]	Employer Identification Number	Company
Internal Revenue Service	[***]	Employer Identification Number	Prosper Funding
Internal Revenue Service	[***]	Employer Identification Number	Prosper Asset Holdings LLC
Internal Revenue Service	[***]	Employer Identification Number	Prosper Healthcare Lending LLC
Internal Revenue Service	[***]	Employer Identification Number	BillGuard, Inc.
Internal Revenue Service	[***]	Employer Identification Number	Prosper Capital Management, LLC
Internal Revenue Service	[***]	Employer Identification Number	Prosper Capital Consumer Credit Fund LP
(ii)
The Company is currently in the process of obtaining the following Permits and has made filings in such respect:

Entity	State	License Type	License Authority
PMI	[***]	[***]	[***]
PFL	[***]	[***]	[***]
PMI	[***]	[***]	[***]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(q) Material Contracts.
(i)
(a) [***]
(b)
[***][16 pages redacted]
(c)

1.	See Schedule 7.1(k).
(d)
None.
(e) [***]
(f)

1.	Agreement and Plan of Merger by and among BillGuard, Inc., Beach Merger Sub, Inc., the Company and Shareholder Representative Services LLC, dated as of September 23, 2015.

2.
Agreement and Plan of Merger by and among the Company, Prosper Healthcare Lending, LLC, American HealthCare Lending, LLC and Shaun Sorensen, as Agent for the Company Holders, dated as of January 23, 2015.

(g) [***]
(h) [***]
(i)

1.	Offer Letter by and between the Company and Sachin Adarkar, dated as of August 7, 2009.

2.	Offer Letter by and between the Company and Kunal Kaul, dated as of December 1, 2015.

3.	Offer Letter by and between the Company and David Kimball, dated as of February 13, 2016 (CFO).

4.	Offer Letter by and between the Company and David Kimball, dated as of November 23, 2016 (CEO).

5.	Offer Letter by and between the Company and Brad Pennington, dated as of January 30, 2012.

6.	Letter by and between the Company and Brad Pennington, dated as of November 18, 2016.

7.	Offer Letter by and between the Company and Usama Ashraf, dated as of January 19, 2017.

(j)
None.
(k)
[***][14 pages redacted]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(r) Employees.

(i)

Executive Officer	Title	Current Annual Base Salary	2015 Bonus*	Projected 2016 Bonus****
David Kimball	Chief Executive Officer and Chief Financial Officer	$500,000	[***] **	$257,812.50
Ron Suber	President	[***]	[***]	[***]
Brad Pennington	Chief Risk Officer	$350,000	[***]	$262,500
Sachin Adarkar	General Counsel, Chief Compliance Officer and Secretary	[***]	[***]	[***]
Kunal Kaul	Executive VP, Operations	$300,000	[***] ***	$225,000

* 2015 bonuses were paid in first quarter of 2016.
** For CFO sign-on bonus.
***Mr. Kaul’s bonus was prorated based on his start date.
**** The Company expects to pay 2016 bonuses in March 2017.

(ii)
[***]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(s) Litigation.

1.
Colchis, an asset management firm that historically purchased notes and loans on the Company’s platform as an institutional investor, filed a JAMS demand for arbitration against Prosper Funding and the Company in April 2015 asserting claims in regard to the Colchis Agreement.  The case number is JAMS Reference No. 1100080774, and the arbitrator is Hon. Irma Gonzalez.  The parties sought declaratory and injunctive relief as to whether certain policies implemented and products offered by the Company and Prosper Funding comply with, or alternatively, violate the operative agreements’ most favored nation, first come first served, and other asserted contract provisions.  The parties also sought declaratory and injunctive relief as to whether certain substantive rights survive interminably under the contracts after termination or expiration of the agreements, including the alleged right to bid on all loans and notes on a first come, first served basis through an active platform.   A nine-day hearing was held in July 2016, with post-hearing briefing submitted and closing arguments made in September 2016. On October 17, 2016, the arbitrator issued a final award in favor of Colchis.

On November 17, 2016, PMI, PFL and Colchis entered into a Settlement and Release Agreement, pursuant to which Colchis agreed to terminate the Colchis agreements and waive all rights conferred under such agreements in exchange for a $9 million cash payment by PMI and an agreement by PMI to issue a warrant to purchase shares of a new series of preferred stock representing 7% of PMI’s capitalization on a fully diluted basis as of the date of the issuance of the warrant for $.01 per share (“Colchis Warrant”). The Colchis Warrant was issued by PMI to Colchis on December 16, 2016.

2.	[***]

3.	[***]

4.	[***]

5.	See Section (k) of Schedule 7.1(q)(i).

6.	See Schedule 7.1(q)(ii), Item 2.

7.	See Schedule 7.1(o), Item 8.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(t) Tax.

(i)
[***]
(iii)
[***]
(iv)
[***]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Schedule 7.1(u) Brokers.

The Engagement Letter, pursuant to which the Company has engaged FT Partners as its financial and strategic advisor in connection with possible transactions involving the Company.